UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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GWG HOLDINGS, INC.

_________________________________________________________________________________

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________

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GWG HOLDINGS, INC.

220 South Sixth Street, Suite 1200
Minneapolis, MN 55402

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 22, 2016

TO THE STOCKHOLDERS OF GWG HOLDINGS, INC.:

Please take notice that the annual meeting of stockholders (the “Annual Meeting”) of GWG Holdings, Inc. (the “Company”) will be held, pursuant to due call by the Board of Directors of the Company, on Friday, April 22, 2016, at 9:00 a.m., at 220 South Sixth Street, Suite 1200, Minneapolis, Minnesota 55402, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.       The election of seven directors;

2.       The adoption of an amendment to the Company’s Certificate of Designation of Redeemable Preferred Stock;

3.       The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2016; and

4.       The transaction of any other business as may properly come before the Annual Meeting or any adjournments thereof.

Pursuant to due action of the Board of Directors, stockholders of record on March 31, 2016 will be entitled to vote at the Annual Meeting or any adjournments thereof.

The proxy statement for the Annual Meeting and the Annual Report to Stockholders for the fiscal year ended December 31, 2015, each of which is included with this Notice, are also available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting.

To view the proxy statement and Annual Report to Stockholders on the Internet, visit www.gwglife.com.

By Order of the Board of Directors

/s/ Jon R. Sabes
Jon R. Sabes
Chief Executive Officer

April [5], 2016

GWG HOLDINGS, INC.

220 South Sixth Street, Suite 1200
Minneapolis, MN 55402

________________

PROXY STATEMENT

________________

Annual Meeting of Stockholders to be Held
April 22, 2016

VOTING AND REVOCATION OF PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GWG Holdings, Inc. (periodically referred to herein as “GWG,” the “Company,” “we,” “our,” and “us”) to be used at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on Friday, April 22, 2016, at 9:00 a.m., at 220 South Sixth Street, Suite 1200, Minneapolis, Minnesota 55402, for the purpose of considering and taking appropriate action with respect to the following:

1.       The election of seven directors;

2.       The adoption of an amendment to the Company’s Certificate of Designation of Redeemable Preferred Stock;

3.       The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2016; and

4.      The transaction of any other business as may properly come before the Annual Meeting or any adjournments thereof.

The approximate date on which this Proxy Statement and the accompanying proxy were first sent or provided to stockholders was April [5], 2016.

PROXIES AND VOTING

Registered holders of our Common Stock may vote in one of four ways: by completing and returning the enclosed proxy card via regular mail, scan or email or by voting via the Internet. Registered holders of our Series A Convertible Preferred Stock may vote in one of three ways: by completing and returning the enclosed proxy card via regular mail, scan or email. Specific instructions for using these methods are set forth on the enclosed proxy card. The Internet procedure is designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

The Board of Directors has set the close of business on March 31, 2016 as the “Record Date” for the Annual Meeting. Only holders of our Common Stock or Series A Convertible Preferred Stock as of the Record Date, or their duly appointed proxies, are entitled to notice of and will be entitled to vote at the Annual Meeting or any adjournments thereof. On the Record Date, there were [•] shares of our Common Stock and [•] shares of our Series A Convertible Preferred Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. Each share of Series A Convertible Preferred Stock entitles the holder to vote on each matter presented at the Annual Meeting in accordance with the number of shares of Common Stock into which such holder’s stock is convertible. A quorum, consisting of a majority of the voting power of stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to us will be voted in accordance with the instructions indicated thereon. If no direction is given by a stockholder, the shares will be voted as recommended by the Board of Directors. If any nominee for the Board of Directors should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. If a stockholder abstains from voting on any matter, the abstention will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business, as well as shares entitled to vote on that matter. On matters other than the election of directors, except as otherwise described herein, an action of the stockholders generally requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Accordingly, an abstention on any matter other than the election of directors will have the same effect as a vote against that matter. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker non-votes on a matter are counted as present for purposes of establishing a quorum for the Annual Meeting, but are not considered entitled to vote on that particular matter. Consequently, non-votes generally do not have the same effect as a negative vote on the matter.

A stockholder giving us a proxy may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Secretary of the Company, (ii) delivering a duly executed proxy bearing a later date, or (iii) voting in person at the Annual Meeting. The mere presence at the Annual Meeting of a stockholder who has earlier signed a proxy does not, alone, revoke that proxy; revocation must be announced by the stockholder at the time of the Annual Meeting. Unless so revoked, the shares represented by each proxy will be voted at the Annual Meeting and at any adjournments thereof.

NOTICE TO BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS:

New York Stock Exchange Rule 452 prohibits NYSE member organizations from giving a proxy to vote with respect to an election of directors (Proposal One) or with respect to the amendment to the Certificate of Designation of Redeemable Preferred Stock (Proposal Two) without receiving voting instructions from a beneficial owner. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this prohibition applies to the Annual Meeting even though the Company’s Common Stock is not listed on the New York Stock Exchange. Therefore, brokers will not be entitled to vote shares at the Annual Meeting with respect to Proposal ONE or TWO without instructions by the beneficial owner of the shares. AS A RESULT, BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS ARE ADVISED THAT, IF THEY DO NOT TIMELY PROVIDE INSTRUCTIONS TO THEIR BROKER, THEIR SHARES WILL NOT BE VOTED IN CONNECTION WITH THESE PROPOSALS.

PROPOSAL 1

ELECTION OF DIRECTORS

We currently have seven directors serving on our Board of Directors. Each of our seven directors has been nominated for re-election at the Annual Meeting. If elected, each nominee has consented to serve as a director of the Company and to hold office until the next annual stockholders’ meeting, and until his successor is elected and shall have qualified, or until his earlier death, resignation, removal or disqualification.

The following paragraphs provide information as of the date of this Proxy Statement about each nominee. The information presented includes information that each nominee has given us about his age, all positions he holds within the Company, his principal occupation and business experience for the past five years, and the names of other publicly held companies of which he currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, our director nominees have experience in developing and overseeing businesses and implementing near term and long-range strategic plans. We also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. Collectively, they have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board of Directors. Although we do not believe that share ownership alone qualifies any person to serve as a director of our Company, we believe that the beneficial ownership of our Board nominees (collectively 78.7% as of the Record Date) aligns their interests with those of our stockholders and will drive our Board of Directors to focus on maximizing stockholder value.

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since
Jon R. Sabes Age 49

Jon R. Sabes, co-founder and Chief Executive Officer of our company, is a financial professional with over 20 years of experience in the fields of finance, venture capital, business development, managerial operations, and federal taxation. Since 1999, Mr. Sabes has served as Chief Executive Officer of Opportunity Finance, LLC, a family investment company specializing in structured finance. Over his career, Mr. Sabes has been active in receivables financing, life insurance financing, and casualty insurance financing, structuring over $900 million in financing commitments for his related businesses. Mr. Sabes’ experience includes co-founding and leading the development of two leading insurance-related finance companies: GWG Life, a company in the life insurance finance industry founded in 2006, and MedFinance, an innovator in casualty insurance and healthcare finance founded in 2005. Through these companies, Mr. Sabes has developed and applied financial structuring techniques, underwriting algorithms, and business modeling aspects to the insurance industry. Mr. Sabes’ education includes a Juris Doctor degree cum laude from the University of Minnesota Law School, and a Bachelor of Arts degree in Economics from the University of Colorado. Over his career, Mr. Sabes has held several licenses and professional association memberships including FINRA Series 7, Series 63, Minnesota State Bar Association, and American Bar Association. In addition to being an active father of three, Mr. Sabes serves on the boards of Saving Children and Building Families, and the Insurance Studies Institute. Mr. Sabes is the brother of Steven F. Sabes. Mr. Sabes has served as our Chief Executive Officer, and a director, since 2006.

2011

Paul A. Siegert Age 77

Paul A. Siegert, co-founder of our company, has over 50 years of experience in national and international business with focus on general business, financial and investment strategies, management practices, fiscal controls, profit incentives, systems and corporate structuring and governance. Over his career, Mr. Siegert has provided consulting services to Fortune 500 corporations, regional firms, emerging businesses, government and educational organizations, and has served as director, general partner and advisor to partnerships and corporations, including restructuring of economically troubled businesses. Mr. Siegert has provided written testimony to the Senate Finance Committee regarding SEC practices and created two companies registered under the Investment Advisors Act of 1940.

2011

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

Mr. Siegert was an active participant in the formation and direction of the Colorado Institute for Artificial Intelligence at the University of Colorado. Mr. Siegert’s education includes studies toward a Master of Business Administration, University of Chicago; and Bachelor of Science and Industrial Management, Purdue University. His insurance-related experiences include the creation of one of the nation’s first employer self-funded life, medical and disability insurance programs; designing medical, life insurance and social security opt-out programs for educational institutions; incorporation of financial analysis disciplines in life insurance and estate planning; and strategizing of key-man insurance plans and life insurance in business continuation planning for corporations and senior executives. From 1979 to 1986, Mr. Siegert was nationally recognized as a tax and estate planning expert. In 1999, Mr. Siegert retired from active business to engage in various personal financial and investment endeavors. In 2004, he founded Great West Growth, LLC, a Nevada limited liability company and a predecessor to GWG Life, to purchase life insurance policies. In his capacities with GWG Life, he created an insurance policy valuation and pricing model, created life insurance policy purchase documentation, undertook state licensing and compliance and developed operating and marketing systems. Mr. Siegert currently serves as the President and Chief Executive Officer of the Insurance Studies Institute, which he founded in 2007, and also serves on the Board of Directors of the Life Insurance Settlement Association. Mr. Siegert currently serves as Director and Executive Chairman of the Board of Directors of GWG Holdings, Inc., and served as its President until May 30, 2014. He has been active in a variety of charities and foundations, including Rotary International.

Steven F. Sabes Age 47

Steven F. Sabes, co-founder, Executive Vice President of Originations and Servicing and Secretary of our company, is responsible for various managerial aspects of our business, with a focus on treasury and financial operations, life insurance policy purchasing, and specialty finance operations. Since 1998, Mr. Sabes has served as a Managing Director of Opportunity Finance, LLC, a family investment company specializing in structured finance. Mr. Sabes holds a Doctor of Philosophy in organic chemistry from the University of Minnesota, as well as a Bachelor of Arts degree in organic chemistry from Colorado College. Mr. Sabes is the brother of Jon Sabes. Mr. Sabes has served as our Secretary, and a director, since 2006. He also served as our Chief Operating Officer from 2006 until May 30, 2014, when he was appointed as our President. On November 13, 2014, Mr. Sabes resigned from the position of President and was appointed Executive Vice President of Originations and Servicing.

2011

David H. Abramson Age 74

David H. Abramson, a certified public accountant, is presently the Chairman and Chief Executive Officer of David Abramson & Associates, LLC, an executive search and leadership development and financial consulting firm that he founded in 2002. The firm provides retained executive search services at the senior leadership levels as well as senior leadership mentoring and coaching. In addition, the firm provides financial and other consulting services to clients. In 2001, Mr. Abramson was a Senior Vice President of AXA Financial/Equitable Life Insurance based in New York City, and served as Chairman and Chief Executive Officer of Grant Thornton Advisors, a joint venture of AXA Financial and Grant Thornton. Required by his responsibility, Mr. Abramson held NASD series 7, 24 and 66 licenses during his tenure at Grant Thornton Advisors. From 1999 to 2001 Mr. Abramson was Grant Thornton’s National Managing Partner of Financial Advisory Services where he led the design of the vision, strategy, governance and operational planning for Grant Thornton Advisors. Grant Thornton Advisors was designed to offer personal financial and estate planning, and investment and insurance products and services to middle-market companies, their owners and officers and other high net worth individuals.

2013

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

The core of Mr. Abramson’s career was as a Partner in Grant Thornton from 1972 until 2001. In 1972, Mr. Abramson became an Audit Partner and the Minneapolis Office Managing Partner, and he continued serving in those roles throughout most of his time at Grant Thornton. Mr. Abramson also became a member of Grant Thornton’s National Senior Leadership Team in 1982 and continued in that role until 2001. In this regard, his primary responsibility was Regional Managing Partner with direct line responsibility over assigned operating offices throughout the country. From 1988 to 1990, Mr. Abramson was Grant Thornton’s National Managing Director of Client Services directly responsible for the professional services of Assurance, Tax and Management Consulting as well as for Human Resources, Marketing and Strategic Planning. During the 1990s, Mr. Abramson also led the development and implementation of the Manufacturing/Distribution Services practice. Mr. Abramson’s partners at Grant Thornton elected him to serve on Grant Thornton’s 11-person Partnership Board for three terms from 1982 to 1990. This board provided oversight and direction related to governance, partner admission and compensation, financial and strategic issues.

Mr. Abramson previously served on the Board of Directors of Southwest Casino Corporation, and served as Chairman of that board’s Audit Committee and a member of its Governance and Nominating Committee from 2006 to 2009. Mr. Abramson has also served as a board member, Chairman or President of a number of nonprofit organizations, including President of the Minnesota Society of CPAs, Chairman of The Greater Minneapolis Chamber of Commerce, and President of Temple Israel. He currently is a Member of the University of Minnesota Carlson School Of Management Alumni Board.

Mr. Abramson received his B.S. degree (Accounting) from the University of Minnesota and his M.B.A. from the University of Michigan.

Charles H. Maguire III Age 72

Charles H. Maguire III, a registered FINRA Arbitrator, has over 35 years of experience in the financial services industry. The core of Mr. Maguire’s career has been with Merrill Lynch and Company from 1969 to 2004. In one of his last positions with Merrill Lynch, Mr. Maguire served as Director of Financial Institutions Services Group, where he had responsibility for the Merrill Lynch’s institutional client services within its domestic branch office system. In addition to serving as Director of Financial Institutions Services Group, Mr. Maguire held a variety of sales and management roles at Merrill Lynch, including Sales Manager, Resident Vice President, Regional Sales Manager, Senior Resident Vice President, and Managing Director.

2013

From 2009 to 2011, Mr. Maguire served as a leadership consultant for the University of Cincinnati School of Medicine and the Economic Center, University of Cincinnati. From 2005 to 2007, Mr. Maguire also served as the Senior Advisor on Staff to the Governor of the State of South Carolina, the Director of Cabinet Affairs, and the Chief of Staff of the Department of Commerce for the State of South Carolina. During his tenure as Director of Cabinet Affairs for the Governor of the State of Carolina, Mr. Maguire was responsible for overseeing the operations of all agencies that reported to the Governor of South Carolina. In his role as Chief of Staff of the South Carolina Department of Commerce, Mr. Maguire was responsible for the daily operations of the Department of Commerce.

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

Mr. Maguire has served on the boards (or similar functions) of over 25 nonprofit organizations including services as a trustee for Centre College, trustee for The Seven Hills School, member of the Charter Review Committee of Cincinnati, trustee for the Queen City Foundation, trustee and executive committee member for St. Elizabeth Medical Center, and President for the Joy Outdoor Education Center. Mr. Maguire holds a B.A. from Centre College.

Jeffrey L. McGregor Age 62

Jeffrey L. McGregor has had an extensive career in the insurance and financial services industry, serving as President for three major financial sales and distribution companies. Mr. McGregor has 34 years of experience in sales, distribution strategies and leadership with a proven track record in sales and growth of annuity, life insurance, and mutual fund products. Mr. McGregor has been a quoted industry source for Ignites, Foxfire, Dalbar, Mutual Fund Forum and Investment News, and has served on numerous industry boards and associations, including the Life and Annuity Advisory Board, the Mutual Fund Forum, and the International Association for Financial Planning. Mr. McGregor has written, published and presented a number of papers focused on the insurance and financial industry. Throughout his career, Mr. McGregor’s primary focus has been to promote successful collaboration with employees, clients and colleagues to create respectful, profitable, and long-term relationships.

2013

Mr. McGregor has led teams that represented all traditional life insurance products, including term, whole life, universal life, disability insurance, long-term care, along with high-net worth and estate planning strategies that maximize the protection and tax advantages that life insurance products provide. Mr. McGregor has worked closely with product development teams in determining the risk and required sales results necessary to meet profitability targets. Mr. McGregor’s professional career encompasses the oversight and creation of marketing, sales presentations and advisor/only materials, seeking a balanced approached to the risks and rewards of the insurance, annuity and asset management products offered.

From 2005 to 2010, Mr. McGregor served as the President of RiverSource Distributors and Senior Vice President of Ameriprise Financial, Inc. During his tenure as the President of RiverSource Distributors, he was responsible for the sales and distribution of all insurance, annuity and asset management product lines of Ameriprise through existing and new channels. In this position, Mr. McGregor identified and greatly influenced strategy, compliance, profitability and the success of multiple insurance and investment products offered by Ameriprise.

From 2001 to 2004, Mr. McGregor was President of AXA Distributors, where he was responsible for the sales and distribution of insurance and annuity products manufactured by AXA Financial. In 2003, Mr. McGregor’s sales team achieved annuity sales of $7.0 billion. This record sales year resulted in AXA Distributors’ market share position going from number six in 2002 to number two in 2003. From 1988 to 1998, Mr. McGregor served in a variety of senior leadership positions for Colonial Investment Services. Mr. McGregor was named President of Colonial Investment Services in 1990 and joined Colonial’s Board of Directors. During his tenure, assets under management grew from $9.0 billion to $24.0 billion. During Mr. McGregor’s leadership, Colonial earned a number one rating in wholesaler and marketing support three times, according to Dalbar Survey. Over his career, Mr. McGregor has also worked with American Capital, Prudential-Bache Securities, Planco and IDS, where he began his career as a financial advisor in 1978. Mr. McGregor has earned numerous industry degrees and certifications, including

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

LUTC CFP, CLU, and NASD licenses Series 7 and 24. Mr. McGregor received his B.S. and M.B.A. from California Coast University. In 2012, Mr. McGregor authored a life experience and motivational book — A Spirit Never Tires — which echoes his results driven style to inspire others through passion, energy, courage and a positive attitude.

Shawn R. Gensch Age 46

Shawn R. Gensch is a financial and marketing executive with over 25 years of professional experience. Currently Mr. Gensch is Chief Marketing Officer of Sprouts responsible for the enterprises’ marketing strategy, brand, digital, social media, creative, public relations and communications teams. Prior to Sprouts, Mr. Gensch was the Senior Vice President, Marketing, at Target Corporation, a role he held from 2012 through 2013, and in which he led, among other things, that corporation’s media strategy, public relations, social media, strategic partnerships, experiential and lifestyle marketing efforts. In previous marketing roles with Target, beginning in 2008, Mr. Gensch led brand marketing, storewide and seasonal campaigns, agency management, and marketing finance, production and technology teams. Prior to 2008, Marketing, Mr. Gensch served as the initial President of Target Bank (2003-2007), served as Vice President, Financial Product Design & Development, at Target Financial Services (2005-2008), and served as Director of New Business Development (2003-2005). Prior to joining Target Corporation in 2003, Mr. Gensch worked in various roles in the structured finance, insurance, banking and related consulting industries, including work as Vice President and Assistant Treasurer of Green Tree Financial Corporation (Conseco Finance), in which role he led that corporation’s commercial paper program and asset-based funding conduits, syndicated banking lines and structured-finance securitization efforts across a variety of asset classes. Mr. Gensch began his career with KPMG as an Assurance Accountant in 1992.

2014

Mr. Gensch is co-founder of a mobile technology company, serves as a director of Anser Innovation, a technology company developing Internet-based software and hardware to enhance remote interaction, and is currently also Chair of the Board of Directors of Avenues for Homeless Youth based in Minneapolis, Minnesota. He previously served on the Board of Directors of the Walker Art Center, Minneapolis, Minnesota. Mr. Gensch graduated from the University of Wisconsin-Eau Claire with a B.S. degree in accounting.

Vote Required

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named above. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum. If any director nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by the Company’s Board of Directors.

The Board of Directors recommends that you vote FOR the election of each named nominee.

PROPOSAL 2

AMENDMENT TO THE COMPANY’S CERTIFICATE OF DESIGNATION
OF REDEEMABLE PREFERRED STOCK

Introduction

Our Board of Directors recommends the approval of Proposal TWO, which relates to an amendment to the Company’s Certificate of Designation governing its Redeemable Preferred Stock (the “Amendment”). The proposed Amendment (i) modifies the regular record date for payment of monthly dividends and (ii) permits holders to request redemption without limit and without a one-year holding period.

The form of the Articles of Amendment is attached to this Proxy Statement as Appendix A. A copy of the current Certificate of Designation marked to show the changes proposed by the Amendment is attached to this Proxy Statement as Appendix B.

The following is a summary of the material terms of the Amendment and is qualified in its entirety by reference to the Articles of Amendment attached hereto as Appendix A.

Purpose and Rationale for Amendment

As of the date of this Proxy Statement, we had [•] shares issued and outstanding of our Redeemable Preferred Stock.

Record Date

One of the purposes of amending the Certificate of Designation of the Redeemable Preferred Stock is to formalize the payments of monthly dividends by modifying the regular record date. The regular record date is currently defined as the final calendar day of each calendar month, which, as written, could include a weekend, holiday, or day that that the Company’s common stock is not trading. The Amendment redefines the regular record date as the final business day of the month and further clarifies that a business day shall be a day on which the Company’s Common Stock trades or is eligible to trade.

The Amendment also provides that in order to be eligible to receive a dividend payment on the next payment date, a holder of Redeemable Preferred Stock must hold its shares for longer than two business days. This prevents the Company from having to pay a dividend to a holder for a stub period. Instead, under the Amendment, a holder would then be eligible to be paid its dividend on the next payment date and would be paid for any additional days it accrued during a previous stub period.

Redemption

Another main purpose of amending the Certificate of Designation of the Redeemable Preferred Stock is to make the redemption terms more marketable by permitting holders to request redemption without certain current limitations. Our Redeemable Preferred Stock currently requires a holder to hold its shares for at least one year from the date of the issuance before such holder may request the Company to redeem its shares. Further, a holder’s request for redemption, which may be made once each calendar quarter, is limited to up to 25% of its shares of Redeemable Preferred Stock originally purchased from the Company. The Amendment alleviates these limitations by: (i) permitting holders to request the Company to redeem its shares at any time (by paying redemption fees, as discussed below); (ii) permitting holders to request redemption for all or any portion of its respective shares, and (iii) permitting holders to request redemption for shares that were not originally purchased directly from the Company.

Due to the elimination of the required one-year hold as discussed above, the Amendment provides for a new redemption fee if a holder requests the Company to redeem its shares prior to the first anniversary of the share issuance. The current redemption fees and the redemption fees under the Amendment are as follows:

Current Redemption Fees		Amendment Redemption Fees
Time of Request	Fee	Time of Request	Fee
Holders may not request the Company to redeem shares prior to the First Anniversary of Issuance	n/a	Prior to the First Anniversary of Issuance	12%
On or after the First Anniversary, but prior to the Second Anniversary, of the Issuance	8%	On or after the First Anniversary, but prior to the Second Anniversary, of the Issuance	10%
On or after the Second Anniversary, but prior to the Third Anniversary, of the Issuance	5%	On or after the Second Anniversary, but prior to the Third Anniversary, of the Issuance	8%
On or after the Third Anniversary of the Issuance	0%	On or after the Third Anniversary of the Issuance	0%

Consequences of Failure to Obtain Approval

The Amendment is largely intended to make the terms of the Redeemable Preferred Stock more marketable to attract additional investors. If we are not successful in obtaining (i) the approval of at least a majority of our holders of our Common Stock and Series A Convertible Preferred Stock and (ii) the consent of at least a majority of our holders of the Redeemable Preferred Stock, the Amendment will not be filed, and the terms of the Certificate of Designation of Redeemable Preferred Stock will remain unchanged. As a result, we may not be able to issue as many shares of our Redeemable Preferred Stock as we would under the terms of the Amendment.

Effectiveness of the Amendment

If Proposal TWO is approved by (i) at least a majority of our holders of our Common Stock and Series A Convertible Preferred Stock and (ii) consented to by at least a majority of our holders of our Redeemable Preferred Stock, the Amendment will become effective upon its filing with the Delaware Secretary of State, which filing is expected to occur promptly after the Annual Meeting. Our Board reserves the right, notwithstanding stockholder approval of the proposed Amendment and without further action by our stockholders, not to proceed with the filing of the Amendment.

Vote Required

The affirmative vote of (i) the holders of at least a majority of our Common Stock and Series A Convertible Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting and (ii) the holders of at least a majority of the Redeemable Preferred Stock issued and outstanding as of the record date, voting separately as a class, will be required to approve the Company’s Certificate of Designation of Redeemable Preferred Stock.

The Board of Directors unanimously recommends that you vote FOR the Amendment to the Company’s
Certificate of Designation of Redeemable Preferred Stock.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors and management are committed to the quality, integrity and transparency of the GWG’s financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors has appointed Baker Tilly Virchow Krause, LLP as the our independent registered public accounting firm for the 2016 fiscal year. A representative of Baker Tilly Virchow Krause, LLP is expected to attend this year’s Annual Meeting and be available to respond to appropriate questions from stockholders, and will have the opportunity to make a statement if he or she desires to do so.

Fees Billed to Company by Its Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and 401(k) audit services, tax services and other services rendered by Baker Tilly Virchow Krause, LLP during fiscal years 2015 and 2014:

	2015	2014
Audit Fees(1)	$156,000	$158,000
Audit Related Fees(2)	—	—
Tax Fees(3)	$78,000	$93,000
All Other Fees(4)	$55,000	$279,000
Total Fees	$289,000	$530,000

____________

(1)     Audit Fees consist of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)      Audit-Related Fees consist principally of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but not reported under the caption Audit Fees above, including the 401(k) audit.

(3)     Tax Fees consist of fees for tax compliance, tax advice, and tax planning.

(4)     All Other Fees typically consist of fees for permitted non-audit products and services provided. All Other Fees in 2015 included expenses related to the Company’s initial public offering of its Common Stock and continuous offering of L Bonds.

The Audit Committee of our Board of Directors has reviewed the services provided by Baker Tilly Virchow Krause, LLP during fiscal year 2015 and the fees billed for such services. After consideration, the Audit Committee has determined that the receipt of these fees by Baker Tilly Virchow Krause, LLP is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with Baker Tilly Virchow Krause, LLP and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

The written charter of the Audit Committee provides that all audit and non-audit accounting services permitted to be performed by the our independent registered public accounting firm under applicable rules and regulations must be pre-approved by the Audit Committee or by designated members of the Audit Committee, other than with respect to de minimis exceptions permitted under the Sarbanes-Oxley Act of 2002. All services performed by our independent registered public accounting firm during the fiscal years ended December 31, 2015 and 2014 were pre-approved in accordance with the written charter.

Prior to or as soon as practicable following the beginning of each fiscal year, a description of the audit, audit-related, tax, and other services expected to be performed by the independent registered public accounting firm in the following fiscal year will be presented to the Audit Committee for approval. Following such approval, any requests for audit, audit-related, tax, and other services not presented and pre-approved must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. However, we have delegated the authority to grant specific pre-approval between meetings, as necessary, to the Chair of the Audit Committee. The Chair then updates the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for fiscal 2016. If the stockholders do not ratify the appointment of Baker Tilly Virchow Krause, LLP, the Audit Committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly Virchow Krause, LLP by our stockholders, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors recommends that you vote FOR the ratification of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2016.

Executive Officers AND DIRECTORS of the Company

Name and Title	Age	Principal Occupation, Business Experience for the Past Five Years and Directorships of Public Companies
Jon R. Sabes Chief Executive Officer, Director	49	See ‘‘Election of Directors (Proposal One)” — above.

Paul A. Siegert Executive Chairman (Chairman of the Board)	77	See ‘‘Election of Directors (Proposal One)” — above.

Steven F. Sabes Executive Vice President of Originations and Servicing, Secretary and Director	47	See ‘‘Election of Directors (Proposal One)” — above.

Michael D. Freedman President	52

Michael D. Freedman, our President, joined GWG in September 2014 as General Counsel and was appointed President in November. For over a decade, he has been the life settlement industry’s chief advocate for laws promoting life settlements as a way for seniors to fund their retirement and long-term care needs. Mr. Freedman was a driving force behind the development of life settlement laws in 42 states and more than 60 different pieces of legislation, including several federal laws. Also in 2014, Mr. Freedman was elected to the Board of Directors of the Life Insurance Settlement Association for a three-year term, and he founded Sentinel Solutions, LLC, a provider of strategic services to clients in the life settlement and related industries, including insurance and financial services. Previously, he served as the Senior Vice President of Government Affairs at Coventry First, LLC, a participant in the life settlement industry, from June 2002 to December 2013. Mr. Freedman received his Juris Doctor from the University at Buffalo School of Law in 1993, where he served for two years as the Graduate Fellow in Public Interest/Public Service. Mr. Freedman was appointed as our President on November 13, 2014.

William B. Acheson Chief Financial Officer	51

William B. Acheson became our Chief Financial Officer on May 30, 2014. Prior to joining us, Mr. Acheson served as Chief Financial Officer and Senior Vice President of Strategic Development for The Homeownership Preservation Foundation, a residential real estate foreclosure prevention organization seeded by GMAC, from 2009 through 2013. Prior to that, Mr. Acheson served as Managing Director of Global Structured Finance and Investments at Merrill Lynch in London, England, from 2007 through 2008. From 1991 to 2007, Mr. Acheson spent his career at GMAC-RESCAP, where he served as Managing Director for a number of business units, concluding his career as Chief Financial Officer of the United Kingdom division from 2005 through 2007. Mr. Acheson’s international experience includes structured finance, capital markets, and risk management experience in Canada, United Kingdom, Ireland, Eastern Europe, Western Europe, and Latin America. Mr. Acheson earned a Bachelor of Science degree in accounting from the College of St. Thomas in St. Paul, Minnesota, and earned his Certified Public Accountant certificate in 1991 while working for Ernst & Young in Minneapolis, Minnesota.

Name and Title	Age	Principal Occupation, Business Experience for the Past Five Years and Directorships of Public Companies
Jon L. Gangelhoff Chief Operating Officer	57

Jon L. Gangelhoff, our Chief Operating Officer, has served rapidly growing businesses in several industries as chief financial officer with a strong focus on business operations since 1986. Prior to joining our company as Chief Financial Officer in March 2009, he served as chief financial officer for Northern Metal Recycling, a metal recycling firm the sales of which exceeded $500 million annually, from 2006 to 2008. Mr. Gangelhoff’s responsibilities at Northern Metal Recycling included acquisition and related integration operations focused on finance, information systems, and human resources functions. Prior to that, from 2003 to 2006, Mr. Gangelhoff served as the chief financial officer of Kuhlman Company, formerly a public reporting company, where he established corporate infrastructure, developed financial reporting and internal control systems, and managed the SEC reporting process. During his 25-year career, Mr. Gangelhoff has used an integrated hands-on and financial management approach to improve the performance of the companies he served in a variety of industries. Mr. Gangelhoff holds a Bachelor of Arts degree from Mankato State University. Mr. Gangelhoff was appointed as our Chief Operating Officer on May 30, 2014.

David H. Abramson Director	74	See ‘‘Election of Directors (Proposal One)” — above.

Charles H. Maguire III Director	72	See ‘‘Election of Directors (Proposal One)” — above.

Jeffrey L. McGregor Director	62	See ‘‘Election of Directors (Proposal One)” — above.

Shawn R. Gensch Director	46	See ‘‘Election of Directors (Proposal One)” — above.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by: (i) each individual who served as the principal executive officer and principal financial officer of GWG Holdings during the years ended December 31, 2015 and 2014; and (ii) each other individual that served as an executive officer of GWG Holdings at the conclusion of the years ended December 31, 2015 and 2014 and who received more than $100,000 in the form of salary and bonus during such fiscal year. For purposes of this document, these individuals are collectively the “named executives” of the Company.

Name and Principal Position		Salary	Bonus and Other	Option Awards(1)		Total
Jon R. Sabes	2015	$480,000	$126,305	$9,253	(2)	$615,558
Chief Executive Officer	2014	$371,546	$40,036	$17,556	(3)	$429,138

Michael D. Freedman	2015	$350,000	$57,377	$—		$407,377
President	2014	$87,500	$102,985	$428,465	(4)	$618,950

William B. Acheson	2015	$219,135	$63,946	$64,816	(5)	$347,897
Chief Financial Officer	2014	$115,385	$6,060	$50,565	(6)	$172,010

Jon L. Gangelhoff	2015	$250,000	$59,770	$25,043	(7)	$334,813
Chief Operating Officer	2014	$223,077	$24,707	$19,728	(8)	$267,512

Steven F. Sabes	2015	$200,000	$41,033	$7,645	(9)	$248,678
Executive Vice President and Secretary	2014	$194,784	$21,189	$16,603	(10)	$232,576

Paul A. Siegert	2015	$200,000	$7,739	$3,216	(11)	$210,955
President and Chairman of the Board	2014	$186,539	$21,189	$12,830	(12)	$220,558

____________

(1)      Amounts shown reflect the grant date fair value of stock option awards granted for the respective year pursuant to the Company’s equity incentive plans, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)      Represents: a ten-year 5,000 share stock option award granted to Mr. Sabes on June 12, 2015 with an option price of $10.18; a ten-year 5,000 share stock option award granted to Mr. Sabes on August 18, 2015 with an option price of $8.55; and a ten-year 5,000 share stock option award granted to Mr. Sabes on December 29, 2015 with an option price of $8.55. Each option grant vests in approximately equal annual installments over three years.

(3)      Represents: a ten-year 5,000 share stock option award granted to Mr. Sabes on April 7, 2014 with an option price of $8.20; a ten-year 5,000 share stock option award granted to Mr. Sabes on September 2, 2014 with an option price of $8.71; and a ten-year 5,000 share stock option award granted to Mr. Sabes on November 24, 2014 with an option price of $9.91.  Each option grant vests in approximately equal annual installments over three years.

(4)      Represents: a ten-year 318,000 share stock option award granted to Mr. Freedman on September 23, 2014 with an option price of $12.50. 53,000 shares vest annually until September 22, 2017. The remaining 159,000 shares vest quarterly using a formula based upon the closing price of the Company’s common stock on the last business day of such quarter with a maximum of 53,000 shares (of the remaining 159,000 shares) eligible to vest for each one year period ending September 30, 2015, September 30, 2016, and September 30, 2017.

(5)      Represents: a ten-year 30,000 share stock option award granted to Mr. Acheson on March 11, 2015 with an option price of $8.00; a ten-year 90,000 share stock option award granted to Mr. Acheson on April 6, 2015 with an option price of $7.53; a ten-year 5,000 share stock option award granted to Mr. Acheson on June 12, 2015 with an option price of $9.25; and a ten-year 5,000 share stock option award granted to Mr. Acheson on December 29, 2015 with an option price of $7.77. Each option grant vests in approximately equal annual installments over three years.

(6)      Represents: a ten-year 32,500 share stock option award granted to Mr. Acheson on May 27, 2014 with an option price of $7.46; a ten-year 5,000 share stock option award granted to Mr. Acheson on September 2, 2014 with an option price of $7.92; and a ten-year 5,000 share stock option award granted to Mr. Acheson on November 24, 2014 with an option price of $9.01.  Each option grant vests in approximately equal annual installments over three years.

(7)      Represents: a ten-year 10,000 share stock option award granted to Mr. Gangelhoff on March 11, 2015 with an option price of $8.00; a ten-year 5,000 share stock option award granted to Mr. Gangelhoff on June 12, 2015 with an option price of $9.25; a ten-year 10,000 share stock option award granted to Mr. Gangelhoff on August 18, 2015 with an option price of $7.77; and

a ten-year 5,000 share stock option award granted to Mr. Gangelhoff on December 29, 2015 with an option price of $7.77.  Each option grant vests in approximately equal annual installments over three years.

(8)      Represents: a ten-year 5,000 share stock option award granted to Mr. Gangelhoff on April 7, 2014 with an option price of $7.46; a ten-year 5,000 share stock option award granted to Mr. Gangelhoff on September 2, 2014 with an option price of $7.92; and a ten-year 5,000 share stock option award granted to Mr. Gangelhoff on November 24, 2014 with an option price of $9.01.  Each option grant vests in approximately equal annual installments over three years.

(9)      Represents: a ten-year 2,500 share stock option award granted to Mr. Sabes on June 12, 2015 with an option price of $10.18; a ten-year 5,000 share stock option award granted to Mr. Sabes on August 18, 2015 with an option price of $8.55; and a ten-year 5,000 share stock option award granted to Mr. Sabes on December 29, 2015 with an option price of $8.55. Each option grant vests in approximately equal annual installments over three years.

(10)   Represents: a ten-year 5,000 share stock option award granted to Mr. Sabes on April 7, 2014 with an option price of $8.20; a ten-year 5,000 share stock option award granted to Mr. Sabes on September 2, 2014 with an option price of $8.71; and a ten-year 5,000 share stock option award granted to Mr. Sabes on November 24, 2014 with an option price of $9.91. Each option grant vests in approximately equal annual installments over three years.

(11)   Represents: a ten-year 5,000 share stock option award granted to Mr. Siegert on June 12, 2015 with an option price of $9.25.  The options vest in approximately equal annual installments over three years.

(12)   Represents: a ten-year 5,000 share stock option award granted to Mr. Siegert on April 7, 2014 with an option price of $7.46; a ten-year 2,500 share stock option award granted to Mr. Siegert on September 2, 2014 with an option price of $7.92; and a ten-year 2,500 share stock option award granted to Mr. Siegert on November 24, 2014 with an option price of $9.01. Each option grant vests in approximately equal annual installments over three years.

Employment Agreements and Change-in-Control Provisions

In June 2011, we entered into employment agreements with each of Messrs. Jon R. Sabes, Steven F. Sabes, Paul A. Siegert and Jon Gangelhoff. Mr. Jon R. Sabes is our Chief Executive Officer; Mr. Steven F. Sabes is our Executive Vice President of Originations and Servicing and Secretary and previously served as our President and our Chief Operating Officer; Mr. Siegert previously served as our President and Chairman of the Board of Directors and is currently the Executive Chairman of the Board of Directors; and Mr. Gangelhoff previously served as our Chief Financial Officer and is currently our Chief Operating Officer. On May 30, 2014, we entered into an employment agreement with William Acheson coincident with his appointment as our new Chief Financial Officer. These employment agreements establish key employment terms (including reporting responsibilities, base salary, discretionary and bonus opportunity and other benefits), provide for severance benefits in certain situations, and contain non-competition, non-solicitation and confidentiality covenants.

Under their respective employment agreements, Mr. Jon R. Sabes receives an annual base salary of $480,000 (effective December 1, 2014), Messrs. Steven F. Sabes and Paul A. Siegert receive an annual base salary of $200,000, William Acheson receives an annual base salary of $225,000, and Mr. Gangelhoff receives an annual base salary of $250,000. The employment agreements contain customary provisions prohibiting the executives from soliciting our employees for a period of 12–18 months after any termination of employment, and from competing with the Company for either two years (if the executive is terminated for good cause or if he resigns without good reason) or one year (if we terminate the executive’s employment without good cause or if he resigns with good reason). In the case of Mr. Acheson, his employment agreement prohibits him from competing against the Company for a one-year period after his termination of employment, regardless of the circumstances relating to that termination. If an executive’s employment is terminated by us without “good cause” or if the executive voluntarily resigns with “good reason,” then the executive will be entitled to (i) severance pay for a period of 12 months and (ii) reimbursement for health insurance premiums for his family if he elects continued coverage under COBRA.

The employment agreements for Messrs. Jon R. Sabes, Steve F. Sabes and Paul A. Siegert also provide that we will reimburse them for any legal costs they incur in enforcing their rights under the employment agreement and, to the fullest extent permitted by applicable law, indemnify them for claims, costs and expenses arising in connection with their employment, regardless of the outcome of any such legal contest, as well as interest at the prime rate on any payments under the employment agreements that are determined to be past due, unless prohibited by law.

All of the foregoing executive employment agreements include a provision allowing us to reduce their severance payments and any other payments to which the executive becomes entitled as a result of our change in control to the extent needed for the executive to avoid paying an excise tax under Code Section 280G, unless the named executive officer is better off, on an after-tax basis, receiving the full amount of such payments and paying the excise taxes due.

In September 2014, we entered into an employment agreement with Michael D. Freedman, who was appointed as our President in November 2014. Under his employment agreement, Mr. Freedman receives an annual base salary of

$350,000 and a signing bonus of $200,000. His employment agreement contains customary provisions prohibiting him from soliciting our employees or customers for a one-year period after his termination of employment, regardless of the circumstances relating to that termination. If Mr. Freedman’s employment is terminated without “cause” or if he voluntarily resigns with “good reason,” then he will be entitled to (i) severance pay equal to one-half of his annual salary then in effect (if such termination or resignation occurs one year or less from the date he was first employed by the Company) or his annual salary then in effect (if such termination or resignation occurs more than one year from the date he was first employed by the Company) 12 months; and (ii) reimbursement for health insurance premiums for his family if he elects continued coverage under COBRA for six months (if such termination or resignation occurs one year or less from the date he was first employed by the Company) or for 12 months (if such termination or resignation occurs more than one year from the date he was first employed by the Company).

2013 Stock Incentive Plan

In April 2013, our Board of Directors and our stockholders adopted the 2013 Stock Incentive Plan. The plan was subsequently revised on March 4, 2015 and reserved 2,000,000 shares of common stock for issuance. The 2013 Stock Incentive Plan permits the grant of both incentive and non-statutory stock options. As of December 31, 2015, there are 789,000 common shares issuable upon exercise of outstanding incentives granted under the plan. The Board of Directors adopted the 2013 Stock Incentive Plan to provide a means by which our employees, directors, officers and consultants may be granted an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success.

In September 2014, as an inducement grant we granted an option outside the 2013 Stock Incentive Plan, exercisable into an aggregate of 318,000 shares of common stock, to Michael D. Freedman, who was then a new management employee. Accordingly, as of December 31, 2015, there are 265,000 common shares issuable upon exercise of outstanding incentives granted outside of the plan.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2015, our named executives had the following outstanding options to purchase common stock:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jon R. Sabes	4,000	2,000	—	$8.28	9/4/2023
	1,667	3,333	—	$8.20	4/6/2024
	1,667	3,333	—	$8.71	9/1/2024
	1,667	3,333	—	$9.91	11/23/2024
	—	5,000	—	$10.18	6/11/2025
	—	5,000	—	$8.55	8/17/2025
	—	5,000	—	$8.55	12/29/2025

Michael D. Freedman	53,000	265,000	—	$12.50	9/22/2024

William B. Acheson	12,500	20,000	—	$7.46	5/26/2024
	1,667	3,333	—	$7.92	9/1/2024
	1,667	3,333	—	$9.01	11/23/2024
	—	30,000	—	$8.00	3/10/2025
	—	90,000	—	$7.53	4/5/2025
	—	5,000	—	$9.25	6/11/2025
	—	5,000	—	$7.77	12/29/2025

Jon L. Gangelhoff	68,000	9,000	—	$7.52	9/4/2023
	1,667	3,333	—	$7.46	4/6/2024
	1,667	3,333	—	$7.92	9/1/2024
	1,667	3,333	—	$9.01	11/23/2024
	3,334	6,666	—	$8.00	3/10/2025
	—	5,000	—	$9.25	6/11/2025
	—	10,000	—	$7.77	8/17/2025
	—	5,000	—	$7.77	12/29/2025

Steven F. Sabes	26,667	833	—	$8.28	9/5/2023
	1,667	3,333	—	$8.20	4/6/2024
	1,667	3,333	—	$8.71	9/1/2024
	1,667	3,333	—	$9.91	11/23/2024
	—	2,500	—	$10.18	6/11/2025
	—	5,000	—	$8.55	8/17/2025
	—	5,000	—	$8.55	12/29/2025

Paul A. Siegert	26,667	833	—	$7.52	9/4/2023
	1,667	3,333	—	$7.46	4/6/2024
	834	1,666	—	$7.92	9/1/2024
	834	1,666	—	$9.01	11/23/2024
	—	5,000	—	$9.25	6/11/2025

DIRECTOR COMPENSATION

The following table sets forth the cash and non-cash compensation awarded to or earned by each individual who served as a member of our Board of Directors during the year ended December 31, 2015.

Director’s Name	Fees Earned or Paid in Cash 2015	Option Awards(1)		Total
Paul A. Siegert (Chairman)	$20,000	$0	(2)	$20,000
Jon R. Sabes	$20,000	$0	(2)	$20,000
Steven F. Sabes	$20,000	$0	(2)	$20,000
David H. Abramson	$44,000	$0	(3)	$44,000
Charles H. Maguire III	$32,000	$0	(3)	$32,000
Jeffrey L. McGregor	$32,000	$0	(3)	$32,000
Shawn R. Gensch	$28,000	$0	(3)	$28,000

____________

(1)      Amounts shown reflect the grant date fair value of stock option awards granted during fiscal 2015, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)      Excludes stock option awards granted to employee directors as compensation for serving as employees of the Company.

(3)      Upon joining the board, each independent director also received stock options that vest quarterly over three years commensurate with their board responsibilities.  As of December 31, 2015, the aggregate number of option awards are as follows: David H. Abramson 52,500 options, Jeffrey L. McGregor 36,750 options, Charles H. Maguire III 36,750 options, and Shawn R. Gensch 28,500 options.

Each independent board member receives base compensation of $5,000 and an option to purchase 1,000 shares of the Company’s common stock per quarter. In addition, the chairman of the audit committee receives $4,000 and an option to purchase up to 1,000 shares of the Company’s common stock per quarter. The chairmen of the compensation committee and the corporate governance committee each receive $2,000 and an option to purchase up to 500 shares of the Company’s common stock per quarter. Also each non-chair member of committees receives $1,000 and an option to purchase up to 250 shares of the Company’s common stock per quarter.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

Director Qualifications and Independence

When considering whether directors have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, our Board of Directors focuses primarily on the information discussed in each of the directors’ individual biographies set forth above. With regard to Mr. Jon R. Sabes, the Board of Directors considered his significant experience, expertise and background with regard to financial matters, and his demonstrated experience and skills in managing the Company’s business. With respect to Mr. Siegert, the Board of Directors considered his significant experience in securities and finance, and his background in secondary life insurance market. With regard to Mr. Steven F. Sabes, the Board of Directors considered his background and experience with the Company and its business. With regard to Mr. McGregor, the Board of Directors considered his experience in the financial and insurance industries, and in particular his sales, marketing and leadership experience relative to those industries. In the case of Mr. Maguire, the Board of Directors considered his extensive background in the financial services industry and service in various leadership positions for multiple organizations. With regard to Mr. Abramson, the Board of Directors considered his extensive background and knowledge of accounting and finance, his focus on wealth management, and prior leadership positions. With regard to Mr. Gensch, the Board of Directors considered his finance background as well as his marketing expertise.

Our Board of Directors periodically reviews relationships that directors have with the Company to determine whether the directors are independent. Directors are considered “independent” as long as they do not accept any consulting, advisory or other compensatory fee (other than director fees) from the Company, are not an affiliated person of the Company or its subsidiaries (e.g., an officer or a greater-than-ten-percent stockholder) and are independent within the meaning of applicable laws, regulations, and the NASDAQ listing rules. In this latter regard, our Board of Directors uses the NASDAQ listing rules (specifically, Section 5605(a)(2) of such rules) as a benchmark for determining which, if any, of our directors are independent, solely in order to comply with applicable SEC disclosure rules. Our Board of Directors has determined that, of current directors, Messrs. Abramson, McGregor, Maguire III and Gensch are independent within the meaning of the NASDAQ listing rule cited above. In the case of Mr. Siegert, his position as an executive officer of the Company precludes him from being considered independent. In the case of both Messrs. Jon R. and Steven F. Sabes, their positions as executive officers of the Company, together with their beneficial ownership of more than ten percent of the Common Stock of the Company, similarly preclude them from being considered independent within the meaning of the cited NASDAQ listing rule.

Board Leadership Structure

Our Board of Directors has determined that the positions of Chairman of the Board of Directors and Chief Executive Officer should be held by different persons. The Board of Directors believes that this leadership structure has enhanced the Board of Directors’ oversight of, and independence from, the Company’s management and the Board of Directors’ ability to carry out its roles and responsibilities on behalf of the stockholders.

Risk Oversight

Management and the Company’s outside counsel discuss risks, both during Board meetings and in direct discussions with members of our Board of Directors. These discussions identify Company risks which are prioritized and assigned to the appropriate Board committee, as discussed below, or the full Board for oversight. The Company’s risk management program as a whole is reviewed annually at a meeting of the Board of Directors. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or a Board committee.

Board Committees and Board Meetings

Our Board of Directors has an Audit Committee, Compensation Committee and Nomination and Corporate Governance Committee. The Audit Committee is composed of Messrs. Abramson (Chair), McGregor, Maguire and Gensch. The Compensation Committee is composed of Messrs. Maguire (Chair), Abramson and Gensch. The Nomination and Corporate Governance Committee is composed of Messrs. McGregor (Chair) and Abramson. Each of the foregoing Committees has a written charter, a copy of each of which is available at the Company’s website at

www.gwglife.com. Our Audit Committee, Compensation Committee, and Nomination and Corporate Governance Committee each comply with the listing requirements of The NASDAQ Marketplace Rules.

The Board of Directors held 3 formal meetings during fiscal 2015 and took action by written consent in lieu of a meeting on 4 occasions. During fiscal 2015, the Audit Committee held 4 formal meetings, the Compensation Committee held 1 formal meeting, and the Corporate Governance and Nominating Committee held 1 formal meeting. Each member of the Board of Directors attended at least 75% of the Board meetings and meetings of committees to which they belong. Although we have no formal policy regarding directors’ attendance at our annual stockholder meetings, the Company encourages such attendance by members of the Board of Directors. One of the Company directors serving on the Board of Directors at the time of the Company’s most recent annual stockholders’ meeting was in attendance at that meeting.

Audit Committee

The Audit Committee consists of four members: David H. Abramson, Jeffrey L. McGregor, CH Maguire and Shawn Gensch. All of the members are financially literate and are independent directors under the NASDAQ, and SEC audit committee structure and membership requirements. Further, the Board has determined that Mr. Abramson is an “audit committee financial expert” as defined by applicable regulations of the Securities and Exchange Commission. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website at www.gwglife.com.

The Audit Committee’s job is one of oversight as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company’s consolidated financial statements, to plan or conduct audits or investigations, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s consolidated financial statements and for establishing and maintaining effective internal control over financial reporting. The independent registered public accountants are responsible for the audit of the Company’s consolidated financial statements and the review of the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight and monitoring responsibility of reviewing the financial information that will be provided to shareholders and others, appointing the independent registered public accounting firm, reviewing the services performed by the Company’s independent registered public accounting firm, reviewing the Company’s accounting policies and the internal controls established by management and the Board, reviewing significant financial transactions, the integrity of the financial statements and the company’s enterprise risk management framework. The Audit Committee also reviews the Anonymous Complaint Program including reviewing if any such complaints were received and the disposition of those complaints.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, the assigned audit partner(s) and other personnel and their industry experience, auditor independence matters, peer and the Public Company Accounting Oversight Board (PCAOB) reviews of the registered public accounting firm, the significant legal proceedings facing the firm, the Company’s and Audit Committee’s previous experience with the firm’s performance and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The audit committee has engaged Baker Tilly, LLP as the independent registered public accounting firm for the December 31, 2015 audit. This is the third consecutive year Baker Tilly has been so engaged.

The Company maintains an auditor independence policy that, among other things, prohibits the Company’s independent registered public accounting firm from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve in advance the audit and permissible non-audit services to be performed by the independent registered public accounting firm and the related budget and the Audit Committee will be provided with reports on actual costs incurred, if any. This policy also mandates that the Company may not enter into engagements with the Company’s independent registered public accounting firm for non-audit services without the express pre-approval of the Audit Committee Chair and subsequent acceptance of the Audit Committee.

The Audit Committee has reviewed and discussed the audit and the audited financial statements for the year ended December 31, 2015 with the Company’s management and Baker Tilly including a discussion related to the accounting principles used that are unique to this industry. The Audit Committee also has received and reviewed the written disclosures and the letter from Baker Tilly required by applicable requirements of the PCAOB regarding Baker Tilly’s communications with the Audit Committee concerning independence, and has discussed with Baker Tilly its independence from the Company. The Audit Committee also discussed with Baker Tilly the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. The Audit Committee meets independently with management, also independently with Baker Tilly and also in executive session with only the Committee members present.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

David H. Abramson, Chair
Jeffrey L. McGregor
CH Maguire
Shawn Gensch
Members of the Audit Committee

Compensation Committee

Our Compensation Committee is charged with oversight responsibility for the adequacy and effectiveness of our executive compensation and benefit plans and is primarily responsible for all matters relating to compensation of our executive officers and the directors, the adoption of all employee compensation and employee benefit plans and the administration of such plans including granting stock incentives or other benefits, and the review and approval of disclosures regarding executive compensation included in this Proxy Statement (and our other annual reports). Our Compensation Committee has the authority to obtain advice and assistance from external legal, accounting or other advisors, and has the authority to retain, terminate and approve the fees payable to any external compensation consultant to assist in the evaluation of director, and senior executive compensation. However, any services to be rendered by our independence accounting firm shall be pre-approved by the Audi Committee if required under our policy regarding pre-approval of such services.

Corporate Governance and Nominating Committee

The primary role of our Corporate Governance and Nominating Committee is to consider and make recommendations to the full Board of Directors concerning the appropriate size, function and needs of the Board of Directors, including establishing criteria for Board membership and considering, recruiting and recommending candidates (including those recommended by stockholders) to fill new Board positions. The Corporate Governance and Nominating Committee also considers and advises the full Board of Directors on matters of corporate governance and monitors and recommends the functions of, and membership on, the various committees of the Board of Directors.

Our Corporate Governance and Nominating Committee (or a subcommittee thereof) recruits and considers director candidates and presents all qualified candidates to the full Board of Directors for consideration. Qualified candidates will be considered without regard to race, color, religion, sex, ancestry, national origin, disability, marital or veteran status, or any other legally protected status.

In identifying and evaluating potential candidates to be nominees for directors, our Corporate Governance and Nominating Committee has the flexibility to consider such factors as it deems appropriate under relevant circumstances. These factors may include education, general business and industry experience, ability to act on behalf of stockholders and build long-term stockholder value, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating Board nominees. Although our Corporate Governance and Nominating Committee does not have a policy with regard to the consideration of diversity in identifying director candidates, overall Board of Directors diversity of industry background and experience is generally among the factors considered. Our Corporate Governance and Nominating Committee believes that a Board of Directors comprised of directors with diverse skills and experiences relevant to our industry will result in efficient and competent oversight of our various core competencies.

Our Corporate Governance and Nominating Committee will consider recommendations by stockholders of candidates for election to the Board of Directors. Any stockholder who wishes that the Corporate Governance and Nominating Committee consider a candidate must follow the procedures set forth in our Bylaws. Under our Bylaws, if a stockholder plans to nominate a person as a director at a meeting, the stockholder is required to place a proposed director’s name in nomination by written request delivered to or mailed and received at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not less than 90 nor more than 120 calendar days prior to the date of such annual meeting, or if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement is made.

Ability of Stockholders to Communicate with the Company’s Board of Directors

Our Board of Directors has established several means for stockholders and others to communicate with our Board of Directors. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chair of our Audit Committee in care of our Secretary at the address of our principal executive offices. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chair of our Corporate Governance and Nominating Committee in care of our Secretary at the address of our principal executive offices. If a stockholder wishes to provide input with respect to the Company’s executive compensation policies and programs, input should be submitted in writing to the Chair of our Compensation Committee in care of our Secretary at the address of our principal executive offices. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of our Secretary at the address of our principal executive offices. All stockholder communications sent in care of our Company Secretary will be forwarded promptly to the applicable director(s).

Indemnification of Directors and Executive Officers

Section 145 of the Delaware General Corporation Law provides for, under certain circumstances, the indemnification of our officers, directors, employees and agents against liabilities that they may incur in such capacities. A summary of the circumstances in which such indemnification provided for is contained herein, but that description is qualified in its entirety by reference to the relevant Section of the Delaware General Corporation Law.

In general, the statute provides that any director, officer, employee or agent of a corporation may be indemnified against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred in a proceeding (including any civil, criminal, administrative or investigative proceeding) to which the individual was a party by reason of such status. Such indemnity may be provided if the indemnified person’s actions resulting in the liabilities: (i) were taken in good faith; (ii) were reasonably believed to have been in or not opposed to our best interest; and (iii) with respect to any criminal action, such person had no reasonable cause to believe the actions were unlawful. Unless ordered by a court, indemnification generally may be awarded only after a determination of independent members of the Board of Directors or a committee thereof, by independent legal counsel or by vote of the stockholders that the applicable standard of conduct was met by the individual to be indemnified.

The statutory provisions further provide that to the extent a director, officer, employee or agent is wholly successful on the merits or otherwise in defense of any proceeding to which he or she was a party, he or she is entitled to receive indemnification against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the proceeding.

Indemnification in connection with a proceeding by or in the right of GWG in which the director, officer, employee or agent is successful is permitted only with respect to expenses, including attorneys’ fees actually and reasonably incurred in connection with the defense. In such actions, the person to be indemnified must have acted in good faith, in a manner believed to have been in our best interest and must not have been adjudged liable to us unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expense which the Court of Chancery or such other court shall deem proper. Indemnification is otherwise prohibited in connection with a proceeding brought on behalf of GWG in which a director is adjudged liable to us, or in connection with any proceeding charging improper personal benefit to the director in which the director is adjudged liable for receipt of an improper personal benefit.

Delaware law authorizes us to reimburse or pay reasonable expenses incurred by a director, officer, employee or agent in connection with a proceeding in advance of a final disposition of the matter. Such advances of expenses are permitted if the person furnishes to us a written agreement to repay such advances if it is determined that he is not entitled to be indemnified by us.

The statutory section cited above further specifies that any provisions for indemnification of or advances for expenses does not exclude other rights under our Certificate of Incorporation, corporate Bylaws, resolutions of our stockholders or disinterested directors, or otherwise. These indemnification provisions continue for a person who has ceased to be a director, officer, employee or agent of the corporation and inure to the benefit of the heirs, executors and administrators of such persons.

The statutory provision cited above also grants the power to us to purchase and maintain insurance policies that protect any director, officer, employee or agent against any liability asserted against or incurred by him in such capacity arising out of his status as such. Such policies may provide for indemnification whether or not the corporation would otherwise have the power to provide for it.

Article 6 of our corporate Bylaws provides that we shall indemnify our directors, officers, employees and agents to the fullest extent permitted by the Delaware General Corporation Law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling GWG pursuant to the foregoing provisions, we understand that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is therefore unenforceable.

We have purchased directors’ and officers’ liability insurance in order to limit the exposure to liability for indemnification of directors and officers, including liabilities under the Securities Act of 1933.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.
 [Update as of the Record Date.]

We have two classes of voting securities outstanding: (1) Common Stock, $0.001 par value, of which [•] shares were outstanding as of the close of business on the Record Date, and (2) Series A Convertible Preferred Stock, $0.001 par value, of which [•] shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders. Each share of Series A Convertible Preferred Stock entitles the holder to vote on each matter presented at the Annual Meeting the number of shares of Common Stock into which such holder’s stock is convertible.

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director or director nominee, (iii) each named executives identified in the Summary Compensation Table, and (iv) all named executives and directors as a group. Unless otherwise indicated, the address of each of the following persons is 220 South Sixth Street, Suite 1200, Minneapolis, Minnesota 55402, and each such person has sole voting and investment power with respect to the shares of Common Stock set forth opposite each of their respective names.

Name	Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Jon R. Sabes(1)	2,523,062		42.4%
Steven F. Sabes(2)	2,494,582		41.7%
Paul A. Siegert(3)	232,114		3.9%
Jon L. Gangelhoff(4)	78,002		1.3%
William B. Acheson(5)	75,834		1.3%
Michael D. Freedman(6)	55,700		*
David H. Abramson(7)	50,000		*
Jeffrey L. McGregor(8)	35,000		*
Charles H. Maguire III(9)	35,000		*
Shawn R. Gensch(10)	22,500		*
All Current directors and officers as a group	5,012,706*	*	78.7%

____________

*         less than one percent.

**       total is reduced by 489,086 shares to avoid double-counting shares over which both Jon and Steven Sabes possess beneficial ownership through Opportunity Finance, LLC, and further reduced by 100,000 shares held by Insurance Strategies Fund, LLC (again, to avoid double-counting those shares).

(1)      Mr. Sabes is our Chief Executive Officer and a director of the Company. Shares reflected in the table include 1,077,276 shares held individually, 489,086 shares held by Opportunity Finance, LLC, a Minnesota limited liability company of which Mr. Sabes is a manager and member, 169,671 shares held by Jon Sabes 1992 Trust No.1, a trust of which Mr. Sabes is the beneficiary, 168,801 shares held by Jon Sabes 12.30.92 Trust, a trust of which Mr. Sabes is a beneficiary, 241,631 shares held by Jon Sabes 1982 Trust, a trust of which Mr. Sabes is a beneficiary, and 163,737 shares held by Jon Sabes 1976 Trust, a trust of which Mr. Sabes is a beneficiary. Also included are 102,192 shares held by Mr. Sabes’ immediate family members. The trustees of each of the trusts are Robert W. Sabes, Steve F. Sabes and Ross A. Sabes. The number of shares also includes 10,668 stock options currently exercisable or exercisable within 60 days granted pursuant to stock option agreements. Figures also include 100,000 shares held by Insurance Strategies Fund, LLC, a Delaware limited liability company over whose securities each of Jon R. and Steven F. Sabes exercise voting and dispositive control. Jon R. and Steve F. Sabes disclaim beneficial ownership over the shares held by Insurance Strategies Fund, LLC except to the extent of their pecuniary interest in such shares.

(2)      Mr. Sabes is our Executive Vice President of Originations and Servicing, Secretary and a director of the Company. Shares reflected in the table include 799,779 shares held individually, 489,086 shares held by Opportunity Finance, LLC, a Minnesota limited liability company of which Mr. Sabes is a manager and member, 521,158 shares held by Moe Sabes 1982 Trust FBO Steven Sabes, a trust of which Mr. Sabes is the beneficiary, 350,779 shares held by Esther Sabes 1992 Trust FBO Steven Sabes, a trust of which Mr. Sabes is a beneficiary, and 200,445 shares held by Moe Sabes 1976 Trust FBO Steven Sabes, a trust of which Mr. Sabes is a beneficiary. The trustees of each of the trusts are Robert W. Sabes, Jon R. Sabes and Ross A. Sabes. The number of shares also includes 33,335 stock options currently exercisable or exercisable within 60 days granted pursuant to stock option agreements. Figures also includes 100,000 shares held by Insurance Strategies Fund, LLC, a Delaware limited liability company over whose securities each of Jon R. and Steven F. Sabes exercise voting and dispositive control. Jon R. and Steve F. Sabes disclaim beneficial ownership over the shares held by Insurance Strategies Fund, LLC except to the extent of their pecuniary interest in such shares.

(3)      Mr. Siegert is our President and a director of the Company (Chairman). Shares reflected in the table include 200,445 shares held individually and 31,669 of vested stock options granted pursuant to the Company’s 2013 Stock Incentive Plan.

(4)      Mr. Gangelhoff is our Chief Operating Officer. Shares reflected in the table include 78,002 of vested stock options granted pursuant to the Company’s 2013 Stock Incentive Plan.

(5)      Mr. Acheson is our Chief Financial Officer. Shares reflected in the table include 75,834 of vested stock options granted pursuant to the Company’s 2013 Stock Incentive Plan.

(6)      Mr. Freedman is a president of the Company. Shares reflected in the table include 2,700 shares held individually and 53,000 of vested stock options.

(7)      Mr. Abramson is a director of the Company. Shares reflected in the table include 50,000 of stock options vested or vesting within 60 days or less, granted pursuant to the Company’s 2013 Stock Incentive Plan.

(8)      Mr. McGregor is a director of the Company. Shares reflected in the table include 35,000 of stock options vested or vesting within 60 days or less, granted pursuant to the Company’s 2013 Stock Incentive Plan.

(9)      Mr. Maguire III is a director of the Company. Shares reflected in the table include 35,000 of stock options vested or vesting within 60 days or less, granted pursuant to the Company’s 2013 Stock Incentive Plan.

(10)   Mr. Gensch is a director of the Company. Shares reflected in the table include 22,500 of vested stock options vested or vesting within 60 days or less, granted pursuant to the Company’s 2013 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related-Party Transactions

On February 15, 2016, GWG MCA Capital, Inc., our wholly-owned subsidiary (“GWG MCA”) obtained a $1,760,000 loan from Insurance Strategies Fund, LLC (“ISF”) evidenced by a promissory note accruing interest at a rate of 9% per annum and maturing on December 31, 2016. Jon R. Sabes and Steven F. Sabes, who are both directors and executive officers of the Company, are members and officers of ISF. As of the date hereof, no amounts are due under the promissory note and no amounts of principal or interest have been paid by GWG MCA. Thus, as of the date hereof, the full principal amount plus accrued interest remains outstanding.

Related-Party Transaction Policy

In all cases, we abide by applicable state corporate law when approving all transactions, including transactions involving officers, directors or affiliates. More particularly, our policy is to have any related-party transactions (i.e., transactions involving a director, an officer or an affiliate of the Company) be approved solely by a majority of the disinterested and independent directors serving on our Board of Directors. Presently, we have four independent directors on the board, and intend to maintain a board on which independent directors comprise a majority of directors serving on the board.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. With the exception of this filing, and based solely on review of the copies of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2015 and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, or written representations that no Forms 5 were required, the Company believes that the following is the list of its officers, directors and greater than ten percent beneficial owners who have failed to file on a timely basis all Section 16(a) filing requirements during the fiscal year ended December 31, 2015:

Name	Number of Late Reports	Number of Transactions Filed Late	Number of Forms Not Filed
David H. Abramson	1	2	0
William Acheson	3	5	0
Jon Gangelhoff	4	5	0
Shawn R. Gensch	1	2	0
Charles H. Maguire	1	2	0
Jeffrey L. McGregor	1	2	0
Steven F. Sabes	3	3	0
Jon Sabes	3	3	0
Paul A. Siegert	0	0	0

PROPOSALS OF STOCKHOLDERS

Proposals by stockholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2017 annual stockholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and our Bylaws. To be timely under Rule 14a-8, a stockholder proposal must be received by our Secretary at 220 South Sixth Street, Suite 1200, Minneapolis, Minnesota 55402, by December [6], 2016.

Under our Bylaws, if a stockholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at our annual stockholders’ meeting (including director nominations), that stockholder must deliver notice of the proposal or proposed director’s name at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. For our 2017 annual stockholders’ meeting, notices must be received not prior to December [6], 2016 and not later than January [5], 2017.

If the date of our 2017 annual stockholders’ meeting is advanced more than 30 calendar days prior to or delayed by more than 60 calendar days after the anniversary of the Annual Meeting, timely notice of stockholder proposals and stockholder nominations for directors may be delivered to or mailed and received at our principal executive offices not less than 90 nor more than 120 calendar days prior to the date of such annual meeting, or if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, not later than the close of business on the 10th calendar day following the day on which we first make a public announcement of the date of such meeting.

Notices of stockholder proposals and stockholder nominations for directors must comply with the informational and other requirements set forth in our Bylaws as well as applicable statutes and regulations. Due to the complexity of the respective rights of the stockholders and the Company in this area, any stockholder desiring to propose actions or nominate directors is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

DISCRETIONARY PROXY VOTING AUTHORITY/
UNTIMELY STOCKHOLDER PROPOSALS

Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934 governs our use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. The Rule provides that if a proponent of a proposal fails to notify us of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to the Company’s 2017 annual stockholders’ meeting, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by February [19], 2017, the management proxies will be allowed to use their discretionary authority as outlined above.

SOLICITATION

We will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement, Annual Report and other material which may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by us for their expenses in doing so. Proxies may be solicited personally, by email or by special letter.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

INCORPORATION BY REFERENCE

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed on March 22, 2016, containing audited consolidated financial statements for the years ended December 31, 2015 and December 31, 2014, is being delivered to our stockholders of record with this Proxy Statement. Upon written request, we will send to stockholders of record, without charge, additional copies of our Annual Report on Form 10-K for the year ended December 31, 2015 (without exhibits) and additional copies of this Proxy Statement, both of which we have filed with the SEC. All written requests should be directed to the Company Secretary of our Company at our address set forth below.

GWG Holdings, Inc.

Attention: Company Secretary

220 South Sixth Street, Suite 1200

Minneapolis, MN 55402

By Order of the Board of Directors

/s/ Jon R. Sabes
Jon R. Sabes
Chief Executive Officer

APPENDIX A

AMENDMENT TO CERTIFICATE OF DESIGNATION
OF REDEEMABLE PREFERRED STOCK

ARTICLES OF AMENDMENT OF
CERTIFICATE OF DESIGNATION

of

REDEEMABLE PREFERRED STOCK

The undersigned Chief Executive Officer of GWG Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies that the following Articles of Amendment of Certificate of Designation of Redeemable Preferred Stock of the Company were duly authorized and adopted by the Board of Directors of the Company (the “Board”) effective as of March 17, 2016, and by the shareholders of the Company (the “Shareholders”) effective as of [•], 2016, pursuant to the provisions of the Delaware General Corporation Law (the “DGCL”).

A.      The name of the Company is GWG Holdings, Inc.

B.      [•] shares of Redeemable Preferred Stock had been issued as of the record date of March 25, 2016.

C.      These Articles of Amendment were adopted by the Shareholders pursuant to the provisions of Section 242 of the DGCL at a meeting of the Shareholders, held in accordance with Section 222 of the DGCL, and pursuant to Section 8 of the Certificate of Designation of the Redeemable Preferred Stock of the Company.

D.      The resolutions of the Board adopting these Articles of Amendment are set forth below:

RESOLVED, that pursuant to the authority vested in the Board by the Company’s Certificate of Incorporation, as amended, and in accordance with the DGCL, Section 242, the Board hereby approves and adopts the following amendments to the Certificate of Designation for the Company’s “Redeemable Preferred Stock,” as follows:

1.       Section 4(a) of the Certificate of Designation of the Redeemable Preferred Stock of the Company (the “Certificate of Designation”) is hereby amended to read in its entirety as follows:

(a)      Holders of Redeemable Preferred Stock shall be entitled to receive for each share of Redeemable Preferred Stock, and the Company shall pay, subject to the provisions of the DGCL and legally available funds therefor, preferential cumulative dividends at the per annum rate of 7.0% on the Stated Value, payable in arrears in monthly installments on the 15th day of the next following month (or the next following business day thereafter in the event such date is not a business day), when and as declared by the Board of Directors (the “Preferred Dividends”), (i) in cash out of legally available funds, or (ii) at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of Redeemable Preferred Stock. Preferred Dividends on shares of Redeemable Preferred Stock shall also be payable upon any Redemption Date, as defined below, and upon the final distribution date relating to a Liquidation Event, as defined below. Preferred Dividends shall cease to accrue on shares of Redeemable Preferred Stock on the day immediately prior to any Redemption Date, as defined in Section 9(a) below, and on the final distribution date relating to a Liquidation Event. Regular dividends shall be payable to the holders of record of the Redeemable Preferred Stock as of a regular record date that shall be the final business day of each calendar month, which business day is a day on which the Company’s common stock trades or is eligible for trading on the primary market for such stock, in accordance with the DGCL. Notwithstanding the foregoing, holders of Redeemable Preferred Stock as of a regular record date must have held their Redeemable Preferred Stock for more than two business days (which business days must be a trading day on which the Company’s common stock trades or is eligible for trading on the primary market for such stock) in order to be eligible to receive a dividend payment on such shares of Redeemable Preferred Stock on the next payment date. In the event that the Company’s common stock no longer trades or is eligible for trading on a trading market, the requirement in the prior two sentences that a business day shall be a “trading day” shall not apply. In the case of payment by the Company of dividends in the form of shares of Redeemable Preferred Stock, such stock shall be valued at the Stated Value.

2.       Section 9(a)(i) of the Certificate of Designation is hereby deleted in its entirety.

3.       Section 9(a)(ii) of the Certificate of Designation is hereby amended to read in its entirety as follows:

(ii)      Upon receipt of a written notice from the holder of one or more shares of Redeemable Preferred Stock requesting that the Company redeem all or any portion of such share(s) (the “Holder Redemption

A-2

Notice”), the Company may redeem the applicable Redeemable Preferred Stock for the Redemption Price, as defined in Section 9(b)(i), subject, however, to the applicable redemption fee specified below:

(A)        if the Holder Redemption Notice is given prior to the first anniversary of the issuance of such Redeemable Preferred Stock, then a 12% redemption fee shall apply;

(B)        if the Holder Redemption Notice is given on or after the first anniversary of the issuance of such Redeemable Preferred Stock, but prior to the second anniversary of the issuance of such Redeemable Preferred Stock, then a 10% redemption fee shall apply; and

(C)        if the Holder Redemption Notice is given on or after the second anniversary of the issuance of such Redeemable Preferred Stock, but prior to the third anniversary of the issuance of such Redeemable Preferred Stock, then an 8% redemption fee shall apply; and

(D)       if the Holder Redemption Notice is given on or after the third anniversary of the issuance of such Redeemable Preferred Stock, then no redemption fee shall apply.

IN WITNESS WHEREOF, the Company has caused these Articles of Amendment of Certificate of Designation to be executed by the undersigned on this [•] day of [•], 2016.

GWG HOLDINGS, INC.

By:
Jon R. Sabes
Chief Executive Officer

A-3

APPENDIX B

MARKED COPY OF CERTIFICATE OF DESIGNATION
OF REDEEMABLE PREFERRED STOCK SHOWING
CHANGES PROPOSED BY AMENDMENT

CERTIFICATE OF DESIGNATION1

of

REDEEMABLE PREFERRED STOCK

GWG HOLDINGS, INC.

______________________________

(Pursuant to Section 151(g) of the

Delaware General Corporation Law)

______________________________

GWG HOLDINGS, INC., a Delaware corporation (the “Company”), hereby certifies as of October 23, 2015 (the “Filing Date”), that the following resolution was duly adopted by the Board of Directors of the Company (the “Board”), effective as of October 23, 2015, pursuant to Section 151(g) of the Delaware General Corporation Law (the “DGCL”):

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company by the Company’s Certificate of Incorporation, and in accordance with the Delaware General Corporation Law, Section 151, the Board of Directors hereby states the authorized number and terms of a new class of preferred stock of the Company, to be entitled “Redeemable Preferred Stock,” and fixes the relative powers, privileges, preferences and rights, and the qualifications, limitations and restrictions, thereof as follows:

1.       Designation and Amount. The shares of such series shall be designated as “Redeemable Preferred Stock,” and the number of shares constituting the Redeemable Preferred Stock shall be 5,000,000. Such number of shares may be increased or decreased by resolution of the Board adopted and filed pursuant to the DGCL, Section 151(g), or any successor provision; provided, however, that no decrease shall reduce the number of authorized shares of Redeemable Preferred Stock to a number less than the number of such shares then outstanding plus the number of shares reserved for issuance upon the exercise of then-outstanding options, warrants, convertible or exchangeable securities or other rights for the purchase of shares of Redeemable Preferred Stock, if any.

2.       Stated Value.

(a)      Each share of Redeemable Preferred Stock shall have a stated value equal to $1,000 (the “Stated Value”). If at any time after the Filing Date, the Company shall effect a stock dividend payable in shares of Redeemable Preferred Stock, a subdivision of the outstanding Redeemable Preferred Stock into a greater number of shares of Redeemable Preferred Stock, or a combination of the outstanding shares of Redeemable Preferred Stock, by reclassification or otherwise, into a lesser number of shares of Redeemable Preferred Stock, then, in any such case, the Stated Value in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

(b)     Upon any adjustment of the Stated Value of the Redeemable Preferred Stock, then and in each such case the Company shall give written notice thereof to the registered holders of the Redeemable Preferred Stock, which notice shall state the Stated Value resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

3.       Ranking. The Redeemable Preferred Stock shall rank, as to the payment of dividends and the distribution of assets of the Company upon its liquidation, dissolution or winding up: (a) senior to the common stock; (b) pari passu with the Company’s Series A Convertible Preferred Stock; and (c) senior to or pari passu with all other classes and series of the Company’s preferred stock.

4.       Dividends in Cash or in Kind.

(a)      Holders of Redeemable Preferred Stock shall be entitled to receive for each share of Redeemable Preferred Stock, and the Company shall pay, subject to the provisions of the DGCL and legally available funds therefor, preferential cumulative dividends at the per annum rate of 7.0% on the Stated Value, payable in arrears in monthly installments on the 15th day of the next following month (or the next following business day thereafter

____________

1         [This version of the Certificate of Designation includes the December 13, 2015 amendments to Section 4(a) and (b).]

in the event such date is not a business day), when and as declared by the Board of Directors (the “Preferred Dividends”), (i) in cash out of legally available funds, or (ii) at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of Redeemable Preferred Stock. Preferred Dividends on shares of Redeemable Preferred Stock shall also be payable upon any Redemption Date, as defined below, and upon the final distribution date relating to a Liquidation Event, as defined below. Preferred Dividends shall cease to accrue on shares of Redeemable Preferred Stock on the day immediately prior to any Redemption Date, as defined in Section 9(a) below, and on the final distribution date relating to a Liquidation Event. Regular dividends shall be payable to the holders of record of the Redeemable Preferred Stock as of a regular record date that shall be the final ~~calendar~~ business day of each calendar month, which business day is a day on which the Company’s common stock trades or is eligible for trading on the primary market for such stock, in accordance with the DGCL. Notwithstanding the foregoing, holders of Redeemable Preferred Stock as of a regular record date must have held their Redeemable Preferred Stock for more than two business days (which business days must be a trading day on which the Company’s common stock trades or is eligible for trading on the primary market for such stock) in order to be eligible to receive a dividend payment on such shares of Redeemable Preferred Stock on the next payment date. In the event that the Company’s common stock no longer trades or is eligible for trading on a trading market, the requirement in the prior two sentences that a business day shall be a “trading day” shall not apply. In the case of payment by the Company of dividends in the form of shares of Redeemable Preferred Stock, such stock shall be valued at the Stated Value.

(b)     Preferred Dividends shall be calculated on the basis of a calendar year consisting of twelve 30-day months (or 360 days), and shall begin to accrue on outstanding shares of Redeemable Preferred Stock from the date of each share’s original issuance until paid, whether or not declared. Preferred Dividends shall accrue whether or not there shall be (at the time such Preferred Dividend becomes payable or at any other time) profits, surplus or other funds of the Company legally available for the payment of dividends. Dividends on the Redeemable Preferred Stock shall be cumulative from the date of issue, whether or not declared for any reason, including if such declaration is prohibited under applicable law or any outstanding indebtedness or borrowings of the Company or any of its subsidiaries, or any other contractual provision binding on the Company or any of its subsidiaries.

(c)      No dividend shall be declared on any other series or class or classes of capital stock as to which the Redeemable Preferred Stock ranks senior or pari passu as to dividends or liquidation, including without limitation shares of common stock, in respect of any period, nor shall any series or class of capital stock that ranks junior or pari passu to the Redeemable Preferred Stock be redeemed, purchased or otherwise acquired for any consideration (or any money to be paid into any sinking fund or otherwise set apart for the purchase of any such junior stock), unless there shall have been or contemporaneously are declared and paid on all shares of the Redeemable Preferred Stock at the time outstanding all (whether or not earned or declared) accrued and unpaid Preferred Dividends through the most recent payment date; provided, however, that this restriction shall not apply to the repurchase by the Company of (i) shares of common stock from employees, officers, directors, consultants or other persons performing services for the Company or any of its subsidiaries pursuant to agreements under which the Company has the right or option to repurchase such shares upon the occurrence of certain events or otherwise, or (ii) shares of Series A Convertible Preferred Stock pursuant to the terms of the Certificate of Designation of Series A Convertible Preferred Stock, or terms superior to those contained within such Certificate of Designation of Series A Convertible Preferred Stock.

(d)     At or prior to such time as Preferred Dividends are due and payable, a holder of Redeemable Preferred Stock may elect to convert all or any portion of such holder’s accrued but unpaid Preferred Dividends into Redeemable Preferred Stock, with each share having a value equal to the Stated Value, subject to the adjustments contemplated in Section 2 above. In order to exercise such option, a holder of Redeemable Preferred Stock must deliver written notice to the Company before such Preferred Dividends are paid; provided, however, that once a written notice has been so delivered by a holder, such holder may not change such election during the remainder of the calendar year in which such election shall have been made.

5.       Liquidation Preference.

(a)      In the event of (i) the sale, conveyance, exchange or other disposition of all or substantially all of the assets of the Company, (ii) any acquisition of the Company by means of a consolidation, stock exchange, stock sale, merger or other form of corporate reorganization with any other entity in which the Company’s stockholders prior to any such transaction own less than a majority of the voting securities of the surviving entity (a “Change-in-Control Transaction”), or (iii) the winding up or dissolution of the Company, whether voluntary or involuntary (each such event described in clause (i), (ii) or (iii), a “Liquidation Event”), the Board shall determine in good faith the amount legally available for distribution to stockholders after taking into account the distribution of assets among, or payment thereof over to, creditors of the Company in the manner required by the DGCL (the “Net Assets Available for Distribution”). Subject to the provisions of Section 5(d) below, the holders of the Redeemable Preferred Stock then outstanding shall be entitled to be paid out of the Net Assets Available for Distribution, and before any payment or distribution shall be made to the holders of any class of capital stock ranking junior to the Redeemable Preferred Stock, and on a pari passu basis with holders of Series A Convertible Preferred Stock and any other class or series of capital stock then ranking pari passu with the Redeemable Preferred Stock (if the Liquidation Events triggers a payment obligation on such classes), an amount for each share of Redeemable Preferred Stock equal to all accrued and unpaid Preferred Dividends thereon plus the Stated Value, as adjusted (the “Liquidation Amount”). Notwithstanding the foregoing, a transaction shall not constitute a Liquidation Event if its sole purpose is (y) to change the state of the Company’s incorporation or (z) to create a holding company with substantially similar series and classes of capital shares having substantially the same terms as those that existed immediately prior to the transaction and owned in the same proportions by the persons or entities who held the Company’s securities immediately prior to such transaction, provided that such transaction shall have been approved by the Board. The holders of a majority of the shares of Redeemable Preferred Stock, voting as a single class, may vote to determine that any transaction constituting a Liquidation Event shall not be a Liquidation Event for purpose of this Section 5(a).

(b)     If the Net Assets Available for Distribution to holders of shares of the Redeemable Preferred Stock upon a Liquidation Event shall be insufficient to pay the Liquidation Amount to the holders of shares of the Redeemable Preferred Stock, then such Net Assets Available for Distribution shall be distributed among the holders of shares of the Redeemable Preferred Stock ratably in proportion to the respective amounts to which they otherwise would be entitled.

(c)      In the event that any distribution contemplated in this Section shall be payable in securities or property other than cash, then the value of such distribution shall be the fair market value of such distribution as determined in good faith by the Board.

(d)     In connection with the occurrence of a Liquidation Event consisting of a Change-in-Control Transaction, the holders of at least a majority of the then-outstanding shares of Redeemable Preferred Stock may vote to receive, in lieu of cash in an amount per share equal the Liquidation Amount, securities of the successor or purchasing corporation having the same or substantially identical rights, preferences and privileges as the Redeemable Preferred Stock held immediately prior to such Change-in-Control Transaction.

6.       Voting. Except as otherwise set forth herein or as required by law, holders of the Redeemable Preferred Stock shall not be entitled to vote on any matter on account of their Redeemable Preferred Stock. Unless the DGCL requires otherwise, in the event the DGCL requires the vote of the holders of Redeemable Preferred Stock, voting as a separate class, to authorize an action of the Company, the affirmative vote of holders of a majority of the shares of Redeemable Preferred Stock then outstanding shall constitute the approval of such action by the class.

7.       Certain Notices. The Company will provide the holders of Redeemable Preferred Stock with prior written notice of any meeting of the stockholders of the Company, and written notice of any action taken by the stockholders of the Company without a meeting. The Company will also provide the holders of Redeemable Preferred Stock with at least 20 days of written notice prior to the consummation of any transaction described in Section 5(a), clauses (i) or (ii), constituting a Liquidation Event.

8.       Protective Provisions. In addition to any other vote or consent required herein or by law, the affirmative vote or written consent of holders of at least a majority of the then-outstanding shares of Redeemable Preferred Stock, voting together as a single class, given in writing or by vote at a meeting, shall be required for the Company to:

(a)      amend, modify, add, repeal or waive any provision of this Certificate of Designation or otherwise take any action that modifies any powers, rights, preferences, privileges or restrictions of the Redeemable Preferred Stock (other than an amendment solely for the purpose of increasing the number of shares of Redeemable Preferred Stock designated for issuance hereunder);

(b)     authorize, create or issue shares of any class of stock having rights, preferences or privileges upon a liquidation of the Company that are superior to the Redeemable Preferred Stock; or

(c)      amend the Certificate of Incorporation of the Company in a manner that adversely and materially affects the rights of the Redeemable Preferred Stock.

9.       Redemption and Repurchase.

(a)      Redemption at the Option of a Holder.

(i)       ~~Once each calendar quarter after the first anniversary of the date on which one or more shares of Redeemable Preferred Stock shall have been issued, the holder of such share(s) may deliver written notice to the Company requesting that the Company redeem up to 25% of such shares of Redeemable Preferred Stock originally purchased from the Company (the “Holder Redemption Notice”)~~ [Deleted]~~.~~

(ii)      Upon receipt of a written notice from the holder of one or more shares of Redeemable Preferred Stock requesting that the Company redeem all or any portion of such share(s)~~of a~~ (the “Holder Redemption Notice”), the Company may redeem the applicable Redeemable Preferred Stock for the Redemption Price, as defined in Section 9(b)(i), subject, however, to the applicable redemption fee specified below:

(A)     if the Holder Redemption Notice is given ~~on or after the first anniversary, but~~ prior to the ~~second~~ first anniversary~~,~~ of the issuance of such Redeemable Preferred Stock, then a~~n 8~~12% redemption fee shall apply;

(B)     if the Holder Redemption Notice is given on or after the ~~second~~ first anniversary of the issuance of such Redeemable Preferred Stock, but prior to the ~~third~~ second anniversary of the issuance of such Redeemable Preferred Stock, then a ~~5~~ 10% redemption fee shall apply; and

(C)     if the Holder Redemption Notice is given on or after the ~~third~~ second anniversary of the issuance of such Redeemable Preferred Stock, but prior to the third anniversary of the issuance of such Redeemable Preferred Stock, then ~~a 5%~~ an 8% redemption fee shall apply ~~then no redemption fee shall apply~~; and

(D)     if the Holder Redemption Notice is given on or after the third anniversary of the issuance of such Redeemable Preferred Stock, then no redemption fee shall apply.~~.~~

(iii)     After the Company’s receipt of the Holder Redemption Notice, the Company shall provide written notice to such requesting holder specifying whether all or a portion of the Redeemable Preferred Stock sought to be redeemed pursuant to the Holder Redemption Notice will be repurchased by the Company (the “Company Redemption Response”). If all or any portion of such Redeemable Preferred Stock is to be repurchased by the Company, the Company’s written notice shall specify the date on which such repurchase and redemption shall occur, which date shall be no more than 60 days after the giving of the Holder Redemption Notice (such date, the “Redemption Date”), and shall include the stock power, if required, described in paragraph (iv) below. On the Redemption Date and in accordance with this Section 9(a), the Company will, to the extent that it has sufficient funds to consummate a redemption, as determined by the Company in its discretion, and to the extent that it may then lawfully do so under the DGCL on the Redemption Date and such payment is further permitted under its Certificate of Incorporation, Certificate of Designation of Series A Convertible Preferred Stock and any then-existing borrowing agreements to which it or its subsidiaries are bound, in connection with the delivery by such holder of the applicable items described in paragraph (iv) below, redeem the shares specified in the Company Redemption Response by paying in cash, via wire transfer of immediately available funds to an account designated in writing by the holder of such shares, an amount per share equal to the applicable Redemption Price.

(iv)     On or before a Redemption Date, a holder of shares of Redeemable Preferred Stock to be redeemed shall surrender to the Company the certificate(s), if any, representing the shares, duly endorsed, in the manner and at the place designated in the Company Redemption Response. In the event such shares are uncertificated, such holder shall deliver to the Company a stock power, duly executed and in the form provided by the Company together with the Company Redemption Response. In the event that less than all of the shares of Redeemable Preferred Stock represented by a certificate are redeemed, the Company shall cause to be issued and delivered to the holder a new certificate representing the unredeemed shares of Redeemable Preferred Stock.

(v)      From and after the Redemption Date designated in the Company Redemption Response, (A) the shares identified in the Company Redemption Response shall be cancelled on the books and records of the Company, (B) the right to receive Preferred Dividends thereon shall cease to accrue as of the Redemption Date, and (C) all rights of a holder of shares of Redeemable Preferred Stock to be redeemed shall cease and terminate, excepting only the right to receive the Redemption Price therefor; provided, however, that the shares to be redeemed shall remain issued and outstanding, and all rights of a holder of shares of Redeemable Preferred Stock to be redeemed shall continue, in the event that a holder shall have delivered the required items under paragraph (iv) above as of the Redemption Date but the Company shall not have discharged its obligation to pay the Redemption Price.

(vi)     If the Company (A) is unable by virtue of applicable law or provisions in its Certificate of Incorporation or Certificate of Designation of Series A Convertible Preferred Stock, to redeem shares of Redeemable Preferred Stock in connection with a Holder Redemption Notice, or (B) cannot redeem shares of Redeemable Preferred Stock in connection with a Holder Redemption Notice without constituting a default under any of the borrowing agreements to which the Company or any of its subsidiaries are a party or otherwise bound, then such redemption obligation shall be discharged promptly after the Company shall have become able to discharge such redemption obligation under applicable law and without causing or constituting a default under any of such borrowing agreements, with all such deferred redemption obligations being satisfied on a prorated basis and regardless of the order in which Holder Redemption Notices shall have been received by the Company. If and so long as the redemption obligation with respect to shares of Redeemable Preferred Stock shall not be fully discharged, the Company shall not declare or make any dividend or other distribution on any junior class or series of capital stock or, directly or indirectly, redeem, purchase or otherwise acquire for any consideration any shares of a junior class or series of capital stock or discharge any optional redemption, sinking-fund or other similar obligation in respect of any such junior class or series of capital stock; provided, however, that this restriction shall not apply to the repurchase by the Company of (i) shares of common stock from employees, officers, directors, consultants or other persons performing services for the Company or any of its subsidiaries pursuant to agreements under which the Company has the right or option to repurchase such shares upon the occurrence of certain events or otherwise, or (ii) shares of Series A Convertible Preferred Stock pursuant to the terms of the Certificate of Designation of Series A Convertible Preferred Stock, or terms superior to those contained within such Certificate of Designation of Series A Convertible Preferred Stock.

(b)     Redemption at the Option of Company.

(i)       After the first anniversary of the date of original issuance of any shares of Redeemable Preferred Stock, the Company shall have the right (but not the obligation) to redeem such shares at a price per share equal to 100% of the Stated Value, plus an amount equal to all Preferred Dividends (whether or not declared) accrued and unpaid thereon up to but not including the redemption date (the “Redemption Price”). In the event the Company exercises this redemption right, the Company shall deliver written notice to each holder of Redeemable Preferred Stock that all or part of the Redeemable Preferred Stock will be redeemed (the “Company Redemption Notice”) on a date that is no earlier than 20 and no later than 60 days after the date of the Company Redemption Notice (such date, the “Company Redemption Date”). On the Company Redemption Date and in accordance with this Section 9(b), the Company will, at its option, to the extent it may then lawfully do so under the DGCL (and for so long as (i) a redemption is permitted under the Company’s Certificate of Incorporation, as amended, and Certificate of Designation of Series A Convertible Preferred Stock, and (ii) such redemption does not constitute a default under any of the borrowing agreements to which the Company or any of its subsidiaries are a party or otherwise bound), redeem the shares specified in the Company Redemption Notice by paying in cash, via wire transfer of immediately available funds to an account designated in writing by the holder, an amount per share equal to the Redemption Price. If the Company elects to redeem less than all of the Redeemable Preferred Stock, it shall do so ratably among all holders of Redeemable Preferred Stock to the extent their shares shall have been issued and outstanding for at least one year as of the date of the Company Redemption Notice.

(ii)      On or before the Company Redemption Date, each holder of shares of Redeemable Preferred Stock whose shares are being redeemed under this Section 9(b) shall surrender the certificate(s) representing such shares to the Company, if any, duly endorsed, in the manner and at the place designated in the Company Redemption Notice. In the event such shares of Redeemable Preferred Stock are uncertificated, such holder shall deliver to the Company a stock power, duly executed and in the form to be provided by the Company together with the Company Redemption Notice.

(iii)     From and after the Company Redemption Date, (A) the shares identified in the Company Redemption Notice shall be cancelled on the books and records of the Company, (B) the right to receive Preferred Dividends thereon shall cease to accrue as of the Company Redemption Date, and (C) all rights of a holder of shares of Redeemable Preferred Stock to be redeemed shall cease and terminate, excepting only the right to receive the Redemption Price therefor; provided, however, that the shares to be redeemed shall remain issued and outstanding, and all rights of a holder of shares of Redeemable Preferred Stock to be redeemed shall continue, in the event that a holder shall have delivered the required items under paragraph (ii) above as of the Company Redemption Date but the Company shall not have discharged its obligation to pay the Redemption Price.

(c)      Repurchase in the Event of Death, Disability or Bankruptcy.

(i)       Subject to the terms of this Section 9(c), within 45 days of the death, Total Permanent Disability or Bankruptcy, as each such term is defined below, of a holder or Beneficial Holder, as defined below, of Redeemable Preferred Stock (a “Holder Repurchase Event”), the estate of such holder or Beneficial Holder (in the event of death) or such holder or Beneficial Holder or his or her legal representative (in the event of Total Permanent Disability or Bankruptcy) may request the Company to repurchase, in whole but not in part, without penalty, the Redeemable Preferred Stock held by such holder (including Redeemable Preferred Stock of the holder held in his or her individual retirement accounts) or Beneficial Holder by delivering to the Company a written request for repurchase (the “Repurchase Request”). Any such Repurchase Request shall set forth the particular Holder Repurchase Event giving rise to the right of the holder or Beneficial Holder to have his or her Redeemable Preferred Stock repurchased by the Company. If Redeemable Preferred Stock is held jointly by natural persons who are legally married, then a Repurchase Request may be made by the surviving holder (or Beneficial Holder) upon the occurrence of a Holder Repurchase Event arising by virtue of a death, or may be made by the disabled or bankrupt holder or Beneficial Holder (or his or her legal representative) upon the occurrence of a Holder Repurchase Event arising by virtue of a Total Permanent Disability or Bankruptcy. In the event Redeemable Preferred Stock is held together by two or more natural persons that are not legally married (regardless of whether held as joint tenants, co-tenants or otherwise), neither of these persons shall have the right to request that the Company repurchase such Redeemable Preferred Stock unless a Holder Repurchase Event shall have occurred for all such co-holders. Other than a Beneficial Holder, a holder that is not an individual natural person does not have the right to request repurchase under this Section 9(c).

(ii)      Upon receipt of a Repurchase Request, the Company shall designate a date for the repurchase of Redeemable Preferred Stock (the “Repurchase Date”), which date shall not be later than the 60th day after the Company shall have received facts or certifications establishing, to the reasonable satisfaction of the Company, the occurrence of the Holder Repurchase Event. On the Repurchase Date, the Company shall, to the extent that it may then lawfully do so under the DGCL on the Repurchase Date and such payment is further permitted under its Certificate of Incorporation, Certificate of Designation of Series A Convertible Preferred Stock and any then-existing borrowing agreements to which it or its subsidiaries are bound, pay the holder or Beneficial Holder, or the estate of the holder or Beneficial Holder, a redemption price equal to the aggregate Stated Value of such Redeemable Preferred Stock to be repurchased, plus accrued but unpaid Preferred Dividends thereon through but not including the Repurchase Date.

(iii)     For purposes of this Section 9(c), the capitalized terms Bankruptcy, Beneficial Holder, and Total Permanent Disability shall have the meanings set forth below:

(A)     “Bankruptcy” means, with respect to a holder of Redeemable Preferred Stock who is a natural person, the (1) commencement of a voluntary bankruptcy case by that holder; (2) consent to the entry of an order for relief against such holder in an involuntary bankruptcy case; or (3) consent to the appointment of a custodian of it or for all or substantially all of its property.

(B)     “Beneficial Holder” means an individual natural person that holds a beneficial interest in Redeemable Preferred Stock through a custodian or nominee, including a broker-dealer.

(C)     “Total Permanent Disability” means, with respect to a holder of Redeemable Preferred Stock who is a natural person, a determination by a physician approved by the Company that such holder, who was gainfully employed and working on a full-time basis as of the date on which such Redeemable Preferred Stock was purchased, has been unable to work on a full-time basis for at least 24 consecutive months. In this regard, working “on a full-time basis” shall mean working at least 40 hours per week.

10.     Conversion.

(a)      Conversions at Option of Holder. Holders of Redeemable Preferred Stock have the option to convert their Redeemable Preferred Stock, plus accrued but unpaid Preferred Dividends thereon, at any time and from time to time, into that number of shares of common stock determined by dividing the Stated Value of such shares of Redeemable Preferred Stock (plus accrued but unpaid Preferred Dividends thereon, if being converted) by the Conversion Price, as defined below; provided, however, that the maximum amount of Redeemable Preferred Stock, together with accrued but unpaid Preferred Dividends thereon, that any holder may convert shall not exceed 15% of the Stated Value of Redeemable Preferred Stock originally purchased by such holder from the Company and still held by such holder (excluding, for this purpose, shares of Redeemable Preferred Stock issued to the holder in satisfaction of Preferred Dividends); and provided, further, that upon the giving of a Company Redemption Notice, the right to convert shares of Redeemable Preferred Stock subject to redemption shall be suspended through the Company Redemption Date. Holders of Redeemable Preferred Stock shall effect conversions by delivering to the Company a conversion notice in the form provided by the Company (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Redeemable Preferred Stock to be converted (and whether any accrued but unpaid dividends thereon are being converted), and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Notice of Conversion is delivered to the Company (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, then the Conversion Date shall be the date that such Notice of Conversion is deemed given hereunder.

(b)     Conversion Price. The conversion price for the Redeemable Preferred Stock shall be the volume-weighted average price of the Company’s common stock for the 20 trading days immediately prior to the date of conversion of such Redeemable Preferred Stock (the “Conversion Price”), subject, however, to a minimum Conversion Price of $15, as the same may be equitably adjusted upon stock dividends, subdivisions or combinations, by reclassification or otherwise.

(c)      Mechanics of Conversion.

(i)       Not later than five business days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the converting holder of Redeemable Preferred Stock a certificate representing the Conversion Shares or shall deliver any Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions. “Conversion Shares” means, collectively, the shares of common stock issued and issuable upon conversion of the shares of Redeemable Preferred Stock in accordance with the terms hereof.

(ii)      Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable holder of Redeemable Preferred Stock by the Share Delivery Date, such holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event such holder shall promptly return to the Company the common stock certificates, if any, issued to such holder pursuant to the rescinded Conversion Notice.

(iii)     Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of common stock for the sole purpose of issuance upon conversion of the Redeemable Preferred Stock, as herein provided, free from preemptive rights or any other actual contingent purchase rights, that number of shares of the common stock as shall be issuable upon the conversion of all then-outstanding shares of Redeemable Preferred Stock eligible for conversion hereunder. The Company covenants that all shares of common stock that shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable.

(iv)     Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Redeemable Preferred Stock. As to any fraction of a share which the holder of Redeemable Preferred Stock would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(v)      Transfer Taxes and Expenses. The issuance of certificates for shares of the common stock on conversion of the Redeemable Preferred Stock shall be made without charge to any holder of Redeemable Preferred Stock for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holders of such shares of Redeemable Preferred Stock and the Company shall not be required to issue or deliver such certificates unless or until the holder requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all transfer agent fees required for processing of any Notice of Conversion.

11.     No Sinking Fund. The Company shall not be required to establish any sinking or retirement fund with respect to the shares of Redeemable Preferred Stock.

12.    Fractional Shares. Redeemable Preferred Stock may be issued in fractional shares.

13.     Loss, Theft or Destruction. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of shares of Redeemable Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of any certificate representing such Redeemable Preferred Stock, the Company cause to be made, issued and delivered, in lieu of such lost, stolen, destroyed or mutilated shares of Redeemable Preferred Stock, new shares of Redeemable Preferred Stock of like tenor.

14.     Who Deemed Absolute Owner. The Company may deem the holder in whose name the Redeemable Preferred Stock shall be registered upon the books and records of the Company to be, and may treat it as, the absolute owner of the Redeemable Preferred Stock for the purpose of making payment of Preferred Dividends, for the payment of the Redemption Price, and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability of the Company in respect of the Redeemable Preferred Stock to the extent of the sum or sums so paid.

15.     Notices. Unless otherwise provided herein, all notices or other communications or deliveries to be provided shall be given in writing and delivered (a) in person (b) by overnight courier, or (c) mailed by first-class mail (registered or certified, return-receipt requested), facsimile or email, to the other’s address:

If to the Company:	GWG Holdings, Inc. 220 South Sixth Street, Suite 1200 Minneapolis, MN 55402 Attention: Chief Operating Officer Facsimile: (612) 746-0445

If to a holder of Redeemable Preferred Stock:	such address as is shown on the books and records of the Company or such other more recent address as a holder of Redeemable Preferred Stock shall have provided in writing to the Company.

Notice shall be treated as given when personally received or, if sent as provided above, the effective date of the notice shall, as applicable, be the date of delivery if delivered in person, the date of the written receipt received upon delivery if delivered via overnight courier, three days after date the notice is sent if mailed by first-class mail (registered or return-receipt requested), the date on which transmitted by confirmed facsimile, or the day after the date on which transmitted via an email address of record (without receipt of any failure notice).

15.     Reacquired Shares. If any Redeemable Preferred Stock is exchanged, redeemed, purchased or otherwise acquired by the Company in any manner, such shares shall be returned to the number of authorized but unissued shares of Redeemable Preferred Stock.

16.     Severability. If any provision of this Certificate of Designation, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, then (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Certificate of Designation and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

*  *  *  *  *  *  *

GWG HOLDINGS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
Friday, April 22, 2016
9:00 a.m.

220 South Sixth Street, Suite 1200
Minneapolis, MN 55402

GWG HOLDINGS, INC. 220 South Sixth Street, Suite 1200 Minneapolis, MN 55402	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of GWG Holdings, Inc., hereby appoints Jon R. Sabes and William B. Acheson, and each of them, as proxies, with full power of substitution and re-substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote at the annual meeting of stockholders of the company to be held at 220 South Sixth Street, Suite 1200, Minneapolis, MN 55402, on Friday, April 22, 2016, at 9:00 a.m., and at any and all adjournments thereof.

See reverse for voting instructions.

PROPOSALS: The Board of Directors recommends a vote FOR each nominee listed in Proposal One and FOR Proposals Two and Three.

1.	To elect seven directors. Nominees below:

		FOR	WITHHOLD
	Jon R. Sabes	☐	☐
	Paul A. Siegert	☐	☐
	Steven F. Sabes	☐	☐
	Charles H. Maguire III	☐	☐
	David H. Abramson	☐	☐
	Jeffrey L. McGregor	☐	☐
	Shawn R. Gensch	☐	☐

2.	To approve an amendment to the company’s Certificate of Designation of Redeemable Preferred Stock:

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the company for fiscal 2016:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the annual meeting of stockholders.  When properly executed, this proxy will be voted on the proposal set forth herein as directed by the stockholder.  The undersigned authorizes the proxies to vote in their discretion upon such other business as may properly come before the meeting.

Dated _________________________________________

x

x

(Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or in some other fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer(s). If a partnership, please sign in partnership name by authorized person(s).)